                                                                   EXHIBIT 10.18
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                            STOCK PURCHASE AGREEMENT

                                  by and among

                      RICHMONT MARKETING SPECIALISTS INC.,

                           PAUL INMAN ASSOCIATES, INC.

                                       and

                 THE SHAREHOLDERS OF PAUL INMAN ASSOCIATES, INC.


         regarding the sale of 100% of the outstanding capital stock of
                          Paul Inman Associates, Inc.
                            dated as of May 14, 1999


================================================================================



                 This Agreement is subject to arbitration under
                    the rules and regulations of the American
                     Arbitration Association as provided in
                               Article XII hereof.

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

Preliminary Statements............................................................................................1
Statement of Agreement............................................................................................1

ARTICLE I.        TERMS OF THE PURCHASE AND SALE..................................................................1
      Section 1.1       Sale of Shares............................................................................1
      Section 1.2       Purchase Price............................................................................2
      Section 1.3       Payment of Purchase Price.................................................................2
      Section 1.4       Adjustments to Purchase Price.............................................................2
ARTICLE II.       THE CLOSING.....................................................................................3
      Section 2.1       The Closing...............................................................................3
      Section 2.2       Escrow....................................................................................3
      Section 2.3       Deliveries by the Sellers.................................................................3
      Section 2.4       Deliveries by Company.....................................................................4
      Section 2.5       Deliveries by Purchaser...................................................................5
      Section 2.6       Simultaneous Deliveries...................................................................5
      Section 2.7       Sales and Transfer Taxes..................................................................5
ARTICLE III.      REPRESENTATIONS AND WARRANTIES OF THE SELLERS...................................................5
      Section 3.1       Title to Shares...........................................................................5
      Section 3.2       Power, Authority, Right and Capacity......................................................6
      Section 3.3       Authorizations; Execution and Validity....................................................6
      Section 3.4       No Conflict; Consents.....................................................................6
ARTICLE IV.       REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND COMPANY.......................................6
      Section 4.1       Organization and Good Standing............................................................6
      Section 4.2       Delivery of Charter Documents.............................................................6
      Section 4.3       Power and Authority.......................................................................6
      Section 4.4       Authorization; Execution and Validity.....................................................7
      Section 4.5       No Conflict; Consents.....................................................................7
      Section 4.6       Capitalization............................................................................7
      Section 4.7       Financial Statements......................................................................7
      Section 4.8       No Undisclosed Liabilities................................................................8
      Section 4.9       Absence of Certain Changes................................................................8
      Section 4.10      Sufficiency and Condition of and Title to the Assets......................................9
      Section 4.11      Accounts Receivable.......................................................................9
      Section 4.12      Inventory.................................................................................9
      Section 4.13      Real Property.............................................................................9
      Section 4.14      Personal Property........................................................................10
      Section 4.15      Compliance with Laws.....................................................................10
      Section 4.16      Insurance................................................................................11



                                      (i)
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

                                                                                                               Page
                                                                                                               ----
      Section 4.17      Contracts................................................................................11
      Section 4.18      Litigation; Orders.......................................................................11
      Section 4.19      Environmental Orders.....................................................................12
      Section 4.20      Environmental Matters....................................................................12
      Section 4.21      Permits..................................................................................12
      Section 4.22      Intangible Assets........................................................................13
      Section 4.23      Employees................................................................................13
      Section 4.24      Employee Benefits........................................................................14
      Section 4.25      Taxes....................................................................................16
      Section 4.26      Bank Accounts; Powers of Attorney........................................................17
      Section 4.27      Relationship with Suppliers..............................................................17
      Section 4.28      Relationship with Principals.............................................................18
      Section 4.29      Affiliated Transactions..................................................................18
      Section 4.30      Books and Records........................................................................18
      Section 4.31      Full Disclosure..........................................................................18
      Section 4.32      Brokers..................................................................................18
      Section 4.33      Split Commission Arrangements............................................................18
      Section 4.34      Brokerage Agreements.....................................................................18
      Section 4.35      Market Development Fund Accounts.........................................................19
      Section 4.36      Change in Control........................................................................19
      Section 4.37      Affiliates...............................................................................19
      Section 4.38      Certain Business Practices...............................................................19
      Section 4.39      Parachute Payments.......................................................................19
      Section 4.40      Board Recommendation.....................................................................20
      Section 4.41      HSR Requirements.........................................................................20
      Section 4.42      Year 2000................................................................................20
ARTICLE V.        REPRESENTATIONS AND WARRANTIES OF PURCHASER....................................................21
      Section 5.1       Organization; Good Standing; Delivery of Charter Documents...............................21
      Section 5.2       Power and Authority......................................................................21
      Section 5.3       Authorization; Execution and Validity....................................................21
      Section 5.4       No Conflict; Purchaser Consents..........................................................21
      Section 5.5       Brokers..................................................................................21
ARTICLE VI.       COVENANTS OF COMPANY AND THE SELLERS...........................................................21
      Section 6.1       Cooperation of Company and the Sellers...................................................21
      Section 6.2       Pre-Closing Access to Information........................................................22
      Section 6.3       Conduct of Business......................................................................22
      Section 6.4       Supplements to Schedules.................................................................22
      Section 6.5       Standstill...............................................................................23
      Section 6.6       Discharge of Encumbrances................................................................23
      Section 6.7       Non-Disclosure; Non-Competition; Non-Solicitation........................................24
      Section 6.8       Comerica Loan............................................................................25
ARTICLE VII.      COVENANTS OF PURCHASER.........................................................................25
      Section 7.1       Cooperation by Purchaser.................................................................25
      Section 7.2       Pre-Closing Access to Information........................................................25



                                      (ii)

                                                                                                               Page
                                                                                                               ----
      Section 7.3       Employee Benefits........................................................................26
      Section 7.4       RMSI Debt Obligations....................................................................26
ARTICLE VIII.     MUTUAL COVENANTS...............................................................................26
      Section 8.1       Governmental Consents....................................................................26
      Section 8.2       Consents to Assign Leases and Contracts..................................................26
      Section 8.3       Permits..................................................................................27
      Section 8.4       Books and Records........................................................................27
      Section 8.5       Further Assurances.......................................................................27
      Section 8.6       Escrow Agreement.........................................................................28
      Section 8.7       Tax Matters..............................................................................28
ARTICLE IX.       CONDITIONS PRECEDENT TO THE CLOSING............................................................30
      Section 9.1       Conditions Precedent to Purchaser's Obligations..........................................30
      Section 9.2       Conditions Precedent to Company's and the Sellers' Obligations...........................31
ARTICLE X.        TERMINATION PRIOR TO THE CLOSING...............................................................32
      Section 10.1      Termination of Agreement.................................................................32
      Section 10.2      Effect of Termination....................................................................32
      Section 10.3      Expenses.................................................................................32
      Section 10.4      Procedure Upon Termination...............................................................33
ARTICLE XI.       INDEMNIFICATION AND RELATED MATTERS............................................................33
      Section 11.1      Indemnification of Purchaser.............................................................33
      Section 11.2      Indemnification of the Sellers...........................................................34
      Section 11.3      Indemnification Procedure................................................................34
      Section 11.4      Meritless Third Party Claims.............................................................36
      Section 11.5      Assignment of Claims.....................................................................36
      Section 11.6      Other Indemnitees........................................................................36
      Section 11.7      Contribution.............................................................................36
      Section 11.8      Sole and Exclusive Remedy................................................................36
      Section 11.9      Maximum Liability Cap....................................................................37
      Section 11.10     Recourse Against Escrow Deposit..........................................................37
      Section 11.11     Consequential Damages....................................................................37
      Section 11.12     Interest.................................................................................37
      Section 11.13     Survival of Terms........................................................................37
      Section 11.14     Negligence and Strict Liability..........................................................38
ARTICLE XII.      THE SELLER REPRESENTATIVE......................................................................38
      Section 12.1      Authorization of the Seller Representative...............................................38
      Section 12.2      Removal and Replacement of Seller Representative; Successor
                        Seller Representative; Action by Seller Representative...................................40
      Section 12.3      Reliance; Limitation as to Purchaser.....................................................40
ARTICLE XIII.     ARBITRATION AND EQUITABLE REMEDIES.............................................................41
      Section 13.1      Settlement Meeting.......................................................................41
      Section 13.2      Arbitration Proceedings..................................................................41



                                     (iii)
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
                                                                                                               Page
                                                                                                               ----
      Section 13.3      Place of Arbitration.....................................................................41
      Section 13.4      Discovery................................................................................42
      Section 13.5      Equitable Remedies.......................................................................42
      Section 13.6      Exclusive Jurisdiction...................................................................42
      Section 13.7      Judgments................................................................................42
      Section 13.8      Expenses.................................................................................42
      Section 13.9      Cost of the Arbitration..................................................................42
      Section 13.10     Exclusivity of Remedies..................................................................42
ARTICLE XIV.      MISCELLANEOUS..................................................................................43
      Section 14.1      Amendment................................................................................43
      Section 14.2      Counterparts; Fax Signatures.............................................................43
      Section 14.3      Entire Agreement.........................................................................43
      Section 14.4      Governing Law............................................................................43
      Section 14.5      No Assignment............................................................................43
      Section 14.6      No Third Party Beneficiaries.............................................................43
      Section 14.7      Notices..................................................................................43
      Section 14.8      Public Announcements.....................................................................44
      Section 14.9      Representation by Legal Counsel..........................................................45
      Section 14.10     Schedules................................................................................45
      Section 14.11     Severability.............................................................................45
      Section 14.12     Specific Performance.....................................................................45
      Section 14.13     Successors...............................................................................45
      Section 14.14     Time of the Essence......................................................................45
      Section 14.15     Waiver...................................................................................45
      Section 14.16     No Waiver Relating to Claims of Fraud....................................................46



                                      (iv)
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                                                     SCHEDULES


Schedule                                                                                                Description
--------                                                                                                -----------
Schedule 1.1...............................................Ownership of the Shares and Allocation of Purchase Price
Schedule 4.1.................................................................Jurisdictions of Foreign Qualification
Schedule 4.6.........................................................................................Capitalization
Schedule 4.7(a).......................................................................Reviewed Financial Statements
Schedule 4.7(b)........................................................................Interim Financial Statements
Schedule 4.8................................................................................Undisclosed Liabilities
Schedule 4.9........................................................................................Certain Changes
Schedule 4.10(b)................................................................................Condition of Assets
Schedule 4.11...........................................................................Accounts Receivable Set-off
Schedule 4.13(a)................................................................................Owned Real Property
Schedule 4.13(b)...............................................................................Leased Real Property
Schedule 4.14(a)............................................................................Owned Personal Property
Schedule 4.14(b)...........................................................................Leased Personal Property
Schedule 4.15..................................................................................Compliance with Laws
Schedule 4.16....................................................................................Insurance Policies
Schedule 4.17....................................................................................Material Contracts
Schedule 4.18....................................................................................Litigation; Orders
Schedule 4.20.................................................................................Environmental Matters
Schedule 4.21...............................................................................................Permits
Schedule 4.22(a)............................................................................Owned Intangible Assets
Schedule 4.22(b).........................................................................Licensed Intangible Assets
Schedule 4.23(a)..........................................................................................Employees
Schedule 4.23(b).....................................................................Employment and Labor Contracts
Schedule 4.24(a)..............................................................................Welfare Benefit Plans
Schedule 4.24(b)..............................................................................Pension Benefit Plans
Schedule 4.24(c)..............................................................................Employee Arrangements
Schedule 4.24(d)...................................................Debts Incurred by Company Employee Benefit Plans
Schedule 4.24(h)........................................................Effect of Consummation on Employee Benefits
Schedule 4.25(a)........................................................................................Tax Returns
Schedule 4.26.....................................................................Bank Accounts; Powers of Attorney
Schedule 4.27...........................................................................Relationship with Suppliers
Schedule 4.28..........................................................................Relationship with Principals
Schedule 4.34.....................................................................................Broker Agreements
Schedule 4.35......................................................................Market Development Fund Accounts
Schedule 4.36.....................................................................................Change in Control
Schedule 4.37.............................................................................Contracts with Affiliates
Schedule 4.39....................................................................................Parachute Payments
Schedule 4.42.............................................................................................Year 2000
Schedule 6.3......................................................................................Permitted Actions
Schedule 8.2(b)...................................................................................Required Consents
Schedule 8.3(b)....................................................................................Required Permits
Schedule 9.1(h)...............................................................................Employment Agreements



                                      (v)
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                                    EXHIBITS


Exhibit                                                                                                 Description
-------                                                                                                 -----------
Exhibit 1.3(b)....................................................................................Form of the Notes
Exhibit 2.2................................................................................Form of Escrow Agreement
Exhibit 2.3(c)..............................................................Form of Opinion of the Sellers' Counsel
Exhibit 2.4(f).................................................................Form of Opinion of Company's Counsel
Exhibit 4.13(b).............................................................................Form of Estoppel Letter
Exhibit 9.1(h).........................................................................Form of Employment Agreement



                                      (vi)

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of May 14, 1999 (the "SIGNING DATE"), is made by and among Richmont Marketing Specialists, Inc., a Delaware corporation, ("PURCHASER"), Paul Inman Associates, Inc., a Michigan corporation ("COMPANY"), the Paul Inman Associates, Inc. Employee Stock Ownership Plan & Trust (the "ESOP"), the other Persons listed on the signature pages attached hereto (collectively with the ESOP, the "SELLERS," and individually, a "SELLER"), and, for the purposes set forth in Section 6.7 only, each of the Persons identified as "RESTRICTED PERSONS" on the signature page hereto. Purchaser, Company and the Sellers are sometimes collectively referred to as the "PARTIES," and individually referred to as a "PARTY."

                             PRELIMINARY STATEMENTS

         A. Company is engaged in the food brokerage business, which includes providing an array of sales, marketing, merchandising and order management services to manufacturers in order to sell the manufacturers' products to various retailers and wholesalers in a variety of trade channels, including grocery stores, drug stores, convenience stores and mass merchandisers located in Michigan, Indiana, Ohio and Illinois (such business being herein referred to as the "BUSINESS").

         B. The Sellers own all the issued and outstanding shares of Company's common stock, no par value per share (the "COMMON STOCK"), which shares constitute all the issued and outstanding equity securities of Company.

         C. Each Seller desires to sell, assign, and transfer to Purchaser, and Purchaser desires to purchase from each Seller, the Shares (as defined below), in each case on the terms and subject to the conditions set forth in this Agreement.

         D. Capitalized terms used in this Agreement are defined or indexed in Appendix A for the convenience of the reader and in order to eliminate the need for cross-references. Appendix A is incorporated herein by this reference for all purposes.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, representations and warranties set forth in this Agreement and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                         TERMS OF THE PURCHASE AND SALE

         Section 1.1 Sale of Shares. Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement, at the Closing, each Seller will sell, assign and transfer to Purchaser, and Purchaser will purchase and acquire from each Seller, the number of shares of the Common Stock listed on Schedule 1.1 opposite the name of such Seller (collectively, the "SHARES"), in each case free and clear of all Encumbrances.

         Section 1.2 Purchase Price. The total consideration for the Shares will be the sum of $10,894,500, subject to any adjustment pursuant to Section 1.4 (as so adjusted, the "PURCHASE PRICE").

         Section 1.3 Payment of Purchase Price.

                  (a) ESOP Shares. Subject to any adjustment pursuant to Section 1.4, for and in full consideration of this Agreement and the transactions contemplated herein, at the Closing, Purchaser will pay to the ESOP the amount of $8,219,139.95 (the "ESOP PAYMENT") by wire transfer of immediately available funds to the bank account set forth on a notice given by the ESOP to Purchaser no later than three days prior to the Closing Date and will deposit the amount of $395,360.05 (the "ESOP ESCROW DEPOSIT") to an account with the Escrow Agent to be held in escrow and distributed pursuant to the terms of this Agreement and the Escrow Agreement.

                  (b) Non-ESOP Shares. Subject to any adjustment pursuant to
Section 1.4, for and in full consideration of this Agreement and the transactions contemplated herein, at the Closing, Purchaser will pay to the Sellers (other than the ESOP) an aggregate amount equal to $2,280,000, payable as follows: (i) the amount of $104,639.95 (the "NON-ESOP ESCROW DEPOSIT," and together with the ESOP Escrow Deposit, the "ESCROW DEPOSIT," as the same may be increased or decreased from time to time pursuant to the terms of the Escrow Agreement) to an account with the Escrow Agent to be held in escrow and distributed pursuant to the terms of this Agreement and the Escrow Agreement;
(ii) the amount of $1,135,360.05 (the "NON-ESOP PAYMENT") by wire transfer of immediately available funds in the amounts set forth on Schedule 1.1 (as the same may be revised to reflect any adjustment to the Purchase Price) opposite the name of each Seller (other than the ESOP) to the bank accounts set forth on a notice given by each such Seller to Purchaser no later than three business days prior to the Closing Date; and (iii) the aggregate principal amount of $1,040,000 by delivering to each Seller (other than the ESOP) a promissory note substantially in the form attached hereto as Exhibit 1.3(b) with a principal amount equal to the amount set forth on Schedule 1.1 (as the same may be revised to reflect any adjustment to the Purchase Price) opposite the name of such Seller (collectively, the "NOTES").


         Section 1.4 Adjustments to Purchase Price. The Parties acknowledge and agree that the payment of the full amount of the Purchase Price (prior to any adjustment pursuant to this Section 1.4) is expressly conditioned upon the annualized commissions of Company being at least $17,000,000 as of the Closing Date. If the annualized commissions of Company are greater than or equal to $17,000,000 as of the Closing Date, there shall be no adjustment to the Purchase Price, and the Parties shall close in accordance with the terms of this Agreement. If the annualized commissions of Company are less than or equal to $16,999,999 but greater than or equal to $15,000,000 as of the Closing Date, the Purchase Price automatically shall be adjusted downward $0.65 for each $1.00 the annualized commissions are below $17,000,000. In the event the annualized commissions of Company are less than $15,000,000 as of the Closing Date, Purchaser, in its sole and absolute discretion, may terminate this Agreement pursuant to Section

10.1(b) or negotiate an acceptable adjustment to the Purchase Price with Sellers. For purposes of this Section 1.4 only, "annualized commissions of Company" shall mean all commissions, bonuses, retail service fees, and outside warehouse commissions of Company based on sales or services to or on behalf principals of Company, regardless of whether such principals were principals of Company on or after the Signing Date. Company shall deliver a calculation of annualized commissions of Company as of the Closing Date to Purchaser at least three (3) business days prior to the Closing Date, which calculation shall be subject to verification by Purchaser.

                                   ARTICLE II.
                                   THE CLOSING

         Section 2.1 The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") will take place either at the offices of Paul Inman Associates, Inc., 30095 Northwestern Highway, Farmington Hills, Michigan 48334, or Miro Weiner & Kramer, 500 North Woodward Avenue, Suite 100, Bloomfield Hills, Michigan 48303 on the date upon which the merger with and into Merkert American Corporation ("MERKERT") occurs, or in the event such merger fails to occur, a date within ten (10) days of the date on which the agreement (or if no agreement exists, the negotiations) relating thereto is (or are) terminated by written instrument between Purchaser and Merkert, but in any event no later than 179 days from the Signing Date; provided that all of the conditions set forth in Article IX, to the extent not waived, are satisfied. The Closing may be postponed to such other date as the Parties may mutually agree, but in any event no later than 179 days from the Signing Date. Purchaser shall notify Sellers and Company of the date of Closing as soon as possible. The date on which the Closing actually occurs is hereinafter referred to as the "CLOSING DATE."

         Section 2.2 Escrow. Pursuant to Article XI, and subject to the terms and conditions set forth therein, (i) each Seller has severally, and not jointly, agreed to indemnify Purchaser from and against certain Claims as set forth in Section 11.1(a), and (ii) the Sellers have jointly and severally agreed to indemnify Purchaser from and against certain Claims as set forth in Section 11.1(b). At or prior to Closing, each of the Sellers, Purchaser and the Escrow Agent shall enter into an Escrow Agreement in the form of Exhibit 2.2, subject only to the comments, if any, of the Escrow Agent as to its rights and obligations thereunder. Notwithstanding any other provision in this Agreement to the contrary, Purchaser and each Seller acknowledge and agree that the Escrow Deposit represents a portion of the funds which would otherwise be payable to such Seller under Section 1.3 and is necessary in order to secure such Seller's indemnification obligations hereunder.

         Section 2.3 Deliveries by the Sellers. At the Closing, the Sellers or each Seller, as the case may be, will deliver the following:

                  (a) the closing certificates referred to in Section 9.1(e);

                  (b) a certificate or certificates representing the number of Shares listed on Schedule 1.1 opposite the name of such Seller, in each case properly endorsed for transfer or accompanied by a duly executed stock power in either case executed in blank or in favor of Purchaser;

                  (c) an opinion of counsel addressed to Purchaser from counsel to the Sellers in substantially the form of Exhibit 2.3(c) attached hereto;

                  (d) executed counterparts of all Required Consents and Required Permits;

                  (e) a receipt for the payment of that portion of the ESOP Payment or the Non-ESOP Payment, as applicable, received by such Seller and a receipt for the delivery of the Note due to such Seller, if any; and

                  (f) each of the agreements referred to in Section 8.6 to which such Seller is a party, each executed by such Seller.

         Section 2.4 Deliveries by Company. At the Closing, Company will deliver, or cause to be delivered, the following:

                  (a) the closing and secretary's certificates referred to in Sections 9.1(e) and 9.1(f);

                  (b) the recorded Charter Documents of Company, recently certified by the Secretary of State (or other proper state official) of the State of Michigan;

                  (c) certificates of good standing and existence (or the functional equivalents) for Company dated within 30 business days of the Closing Date issued by the Secretary of State (or other proper state official) of the State of Michigan;

                  (d) a certificate of good standing (or the functional equivalent) for Company dated within 30 business days of the Closing Date issued by the Secretary of State (or other proper state official) of each state in which Company is qualified to transact business as a foreign corporation;

                  (e) all Books and Records of Company;

                  (f) an opinion of counsel addressed to Purchaser from counsel to Company in substantially the form of Exhibit 2.4(f) attached hereto;

                  (g) any nondisturbance agreements obtained pursuant to Section 4.13(b);

                  (h) any estoppel letters obtained pursuant to Section 4.13(b);

                  (i) executed counterparts of all Required Consents and Required Permits;

                  (j) an executed counterpart of the Escrow Agreement; and

                  (k) all other previously undelivered documents, instruments and writings required to be delivered by Company to Purchaser at or prior to the Closing pursuant to this Agreement and such other documents, instruments and certificates as Purchaser may reasonably request in connection with the transactions contemplated by this Agreement.

         Section 2.5 Deliveries by Purchaser. At the Closing, Purchaser will deliver, or cause to be delivered, the following:

                  (a) the ESOP Payment, the Non-ESOP Payment, and the Escrow Deposit in accordance with Section 1.3;

                  (b) the Notes;

                  (c) the secretary's certificate referred to in Section 9.2(a);

                  (d) the recorded Charter Documents of Purchaser, recently certified by the Secretary of State (or other proper state official) of the State of Delaware;

                  (e) a certificate of existence and good standing for Purchaser dated within 30 business days of the Closing Date issued by the Secretary of State of the State of Delaware;

                  (f) a receipt to each Seller for the delivery of the number of Shares listed on Schedule 1.1 opposite the name of such Seller;

                  (g) each of the agreements referred to in Section 8.6 to which Purchaser is a party, each executed by Purchaser; and

                  (h) all other previously undelivered documents, instruments and writings required to be delivered by Purchaser to Company or the Sellers at or prior to the Closing pursuant to this Agreement and such other documents, instruments and certificates as the Sellers may reasonably request in connection with the transactions contemplated by this Agreement.

         Section 2.6 Simultaneous Deliveries. The delivery of the documents required to be delivered at the Closing pursuant to this Agreement will be deemed to occur simultaneously. No delivery will be effective until each Party has received or waived receipt of all the documents that this Agreement entitles such Party to receive.

         Section 2.7 Sales and Transfer Taxes. Any Taxes and any transfer, recording or similar fees and charges arising out of or in connection with the transactions contemplated by this Agreement will be borne by the Sellers.

                                  ARTICLE III.
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each Seller hereby represents and warrants to Purchaser, with respect to itself and not with respect to any other Seller, that the statements made in this Article III are true, correct and complete.

         Section 3.1 Title to Shares. Seller is the record and beneficial owner of the number of Shares listed on Schedule 1.1 opposite the name of such Seller, free and clear of all Encumbrances. At the Closing, Seller will sell, transfer, assign, convey and deliver to Purchaser its entire right, title and interest in, to and under the Shares.

         Section 3.2 Power, Authority, Right and Capacity. Seller has the requisite power, authority, right and capacity, as the case may be, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the execution, delivery and performance of all the Transaction Documents to which such Seller is a party.

         Section 3.3 Authorizations; Execution and Validity. Each of the Transaction Documents, when executed by Seller and delivered to Purchaser, will be duly authorized (where appropriate), executed and delivered, and will constitute a valid, legal and binding obligation of Seller, enforceable against Seller in accordance with the terms of such Transaction Document, subject to any Law Affecting Creditors' Rights.

         Section 3.4 No Conflict; Consents. The execution, delivery and performance by Seller of each Transaction Document to which it is a party will not (a) violate any Law, (b) violate any Charter Document of such Seller (if applicable), (c) violate any Order to which Seller is a party or by which Seller or its assets is bound, (d) result in the creation of any Encumbrance on any of the Shares, or (e) require any Consent from any Person.

                                  ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Company hereby represents and warrants to Purchaser that the statements made in this Article IV are true, correct and complete:

         Section 4.1 Organization and Good Standing. Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Michigan and has the requisite power and authority to own or lease its property and to carry on business as now being conducted. Company is duly licensed or qualified as a foreign corporation in each jurisdiction in which the nature of its business makes such license or qualification necessary, except those jurisdictions wherein the failure to so qualify would not have a Material Adverse Effect on Company. Schedule 4.1 lists the jurisdictions in which Company is qualified to transact business as a foreign corporation. There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of Company.

         Section 4.2 Delivery of Charter Documents. Company has heretofore furnished or made available to Purchaser a complete and correct copy of its Charter Documents, each as in effect on the Signing Date. Company is not in violation of any provision of its Charter Documents.

         Section 4.3 Power and Authority. Company has all requisite corporate power and authority necessary to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the execution, delivery and performance of all the Transaction Documents to which Company is a party. The execution and delivery of the Transaction Documents by Company have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Company are necessary to authorize this Agreement or to consummate the Transaction Documents. Company has all requisite corporate power and authority necessary to own, operate and lease its assets and to carry on its business as and where conducted.

         Section 4.4 Authorization; Execution and Validity. Each of the Transaction Documents, when executed by Company and delivered to Purchaser, will be duly authorized, executed and delivered, and will constitute a valid, legal and binding obligation of Company, enforceable against Company in accordance with the terms of such Transaction Document, subject to any Law Affecting Creditors' Rights.

         Section 4.5 No Conflict; Consents. The execution, delivery and performance by Company of each Transaction Document to which it is a party will not, subject to obtaining the Required Consents, Required Permits and Consents required by Governmental Authorities (a) violate any Law, (b) violate any Charter Document of Company, (c) violate any Order to which Company is a party or by which Company or its Assets is bound, (d) breach any Material Contract, Real Property Lease or Personal Property Lease, (e) result in the creation of any Encumbrance on any Assets of Company, other than Permitted Encumbrances, or
(f) require any Consent from any Person.

         Section 4.6 Capitalization. Schedule 4.6 lists the total number of authorized, issued and outstanding shares of capital stock of Company. As of the date hereof, all of the Shares have been duly authorized and validly issued and are fully paid and non-assessable. There are no issued and outstanding shares of capital stock of Company other than the Shares. Except as disclosed on Schedule 4.6, as of the date of this Agreement, there is no authorized or outstanding option, subscription, warrant, call, right, commitment, contract, understanding or other agreement obligating Company to (a) offer, sell, issue, grant, pledge, transfer, encumber or otherwise dispose of any of the Shares or any other equity securities of Company, (b) redeem, purchase or otherwise acquire, or offer to redeem, purchase or otherwise acquire any of the Shares or any other equity securities of Company or (c) grant any Lien on any of the Shares or any other equity securities of Company. None of the Shares were issued or will be transferred pursuant to this Agreement in violation of any preemptive, preferential or similar rights of any Person. Except as disclosed on Schedule 4.6, Company does not own any shares of capital stock, partnership interests or other beneficial ownership interests in any other Person.

         Section 4.7 Financial Statements.

                  (a) Reviewed Financial Statements. Attached hereto as Schedule 4.7(a) are the reviewed balance sheets of Company as of September 30, 1998 (the "YEAR-END BALANCE SHEET" and such date is the "BALANCE SHEET DATE"), September 30, 1997 and September 30, 1996, together with the reviewed statement of operations, changes in shareholders' equity and cash flows of Company for the fiscal years then ended, and the notes thereto, accompanied by the reports thereon of Plante & Moran, L.L.P., independent public accountants (collectively, the "REVIEWED FINANCIAL STATEMENTS"). The Reviewed Financial Statements have been prepared in accordance with normal, customary and reasonable accounting practices applied by Company on a consistent basis, and, subject to any disclaimers or qualifications in the reports of Plante & Morgan, L.L.P. included therewith, present fairly, in all material respects, the financial position of Company as of the dates indicated and the results of Company's operations and cash flows for the periods then ended.

                  (b) Interim Financial Statements. Attached hereto as Schedule 4.7(b) are the interim unaudited balance sheets of Company as of December 31, 1998 (the "INTERIM BALANCE SHEET") and the related statements of operations, changes in shareholders' equity and cash flows for the three month period ended on such date (collectively, the "INTERIM FINANCIAL

STATEMENTS"). The Interim Financial Statements have been prepared in accordance with the Books and Records and with normal, customary and reasonable accounting practices applied by Company on a consistent basis, and present fairly, in all material respects, the financial position of Company as of the date indicated and the results of its operations and cash flows for the period then ended, subject to normal year-end adjustments by Company or any independent auditor in connection with the audit thereof.

         Section 4.8 No Undisclosed Liabilities. Except as described in the Year-End Balance Sheet or as set forth on Schedule 4.8, none of the Assets or the Business is subject to any Claim of any nature, absolute or contingent, and, to Company's Knowledge, no events have occurred or circumstances exist that could give rise to any future Claim that could have a Material Adverse Effect on the Assets or the Business.

         Section 4.9 Absence of Certain Changes. Since the Balance Sheet Date, Company has conducted its business only in the ordinary course of business consistent with past practices and, without limiting the generality of the foregoing, except as set forth on Schedule 4.9 or otherwise disclosed in this Agreement, there has not been any (a) event or events (whether or not covered by insurance) which, and, to Company's Knowledge, no facts or conditions exist which, individually or in the aggregate, would reasonably be expected to prevent or delay consummation of the Agreement or otherwise prevent Company from performing its obligations under this Agreement or have had, or would reasonably be expected to have a Material Adverse Effect on Company, (b) amendment to the Charter Documents of Company, (c) payment of any dividend or distribution made with respect to Company's capital stock, (d) redemption or purchase of Company's capital stock, (e) amendment, termination or receipt of notice of termination of or entry into any Material Contract, (f) incurrence or guarantee of any debt by Company, other than trade and accounts payable incurred in the ordinary course of business consistent with past practices, (g) loan to, or transaction with, any officer, director or shareholder of Company, (h) waiver of any material right or release of any debt or claim by Company, (i) amendment or termination of any Permit of Company, (j) destruction, damage or other loss to any material asset of Company, (k) adoption of, or increase in, the payments to or benefits under any Employee Benefit Plan of Company (except for vesting of certain benefits as a direct result of the consummation of the transactions contemplated in this Agreement), (l) sale, lease, or other disposition of any Assets used in the Business of Company, other than Assets sold, leased or otherwise disposed of in the ordinary course of business consistent with past practices, (m) imposition of any Encumbrance on any of the Assets of Company, other than Permitted Encumbrances, (n) purchase or lease of any Assets used in the Business of Company, other than Assets purchased or leased in the ordinary course of business consistent with past practices, (o) payment of any bonus or any increase in the salary, bonus or other compensation payable to any officer, director or employee of Company, (p) change in any accounting method used by Company, (q) acceleration related to the collection of Accounts Receivable of Company or delay related to the payment of accounts payable of Company, or (r) agreement or commitment to take any action described in this Section.

         Section 4.10 Sufficiency and Condition of and Title to the Assets.

                  (a) Sufficiency of the Assets. The assets reflected on the Books and Records of Company (the "ASSETS") constitute all the assets, properties, licenses and other arrangements that are presently being used or are related in any material way to the Business, and are sufficient to operate the Business in a manner consistent with past practices and historic capacity.

                  (b) Condition of the Assets. Except as disclosed on Schedule 4.10(b), each of the Assets is in normal operating condition and repair (ordinary wear and tear excepted), with no known defects, and suitable for its intended use.

                  (c) Title to the Assets. Company holds good, valid and indefeasible title to, or a valid leasehold interest in, each of the Assets, free and clear of all Encumbrances, other than Permitted Encumbrances.

         Section 4.11 Accounts Receivable. All accounts receivable of Company reflected on the Interim Balance Sheet (the "ACCOUNTS RECEIVABLE") represent or will represent valid and genuine obligations arising from bona fide sales and deliveries of goods made, commissions earned or services performed in the ordinary course of business. Unless paid prior to the Closing Date, the Accounts Receivable are current and collectible net of the respective reserves shown on the Interim Balance Sheet (which reserves are adequate and calculated consistent with past practices). Subject to such reserves, each of the Accounts Receivable either has been or will be collected in full, without any set-off, within 120 days after the day on which it first becomes due and payable. Except as set forth on Schedule 4.11, Schedule 4.8 or otherwise disclosed in this Agreement, there is no contest, claim, or right of set-off under any contract with any obligor of Accounts Receivable relating to the amount or validity of such Accounts Receivable. Except as disclosed on Schedule 4.11, there are no discounts, trade promotions or similar marketing arrangements that affect the collectibility or value of any such Accounts Receivable.

         Section 4.12 Inventory. Company owns all of the inventory reflected on the Year-End Balance Sheet and all inventory that it has acquired or created after the Balance Sheet Date, other than inventory disposed of since then in the ordinary course of business consistent with past practices.

         Section 4.13 Real Property.

                  (a) Owned Real Property. Schedule 4.13(a) lists, as of the Signing Date, each parcel of real property owned by Company, including the street address of each property and a summary description of the buildings and improvements thereon. Each parcel of real property listed on Schedule 4.13(a) and any parcel of real property purchased after the Signing Date in accordance with Section 6.3 (collectively, the "OWNED REAL PROPERTY") is (i) to the Company's Knowledge, in compliance with all applicable Laws, including the Americans with Disabilities Act and any building, fire, land use, occupancy, safety, set-back, or zoning Law, (ii) not burdened by any covenant, easement, encroachment, restrictive covenant, right-of-way, or servitude, and (iii) to the Company's Knowledge, not subject to any pending or threatened condemnation, eminent domain or similar Action.

                  (b) Leased Real Property. Schedule 4.13(b) lists all the leases of real property to which Company is a party and which are in effect as of the Signing Date. All of the leases on Schedule 4.13(b) and any leases of real property entered into after the Signing Date in accordance with Section 6.3 (collectively, the "REAL PROPERTY LEASES") are valid, binding and in full force and effect. Neither Company nor, to Company's Knowledge, any other Person is in default under any Real Property Lease, nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder by Company or any other Person. Company has requested in writing (copies of which requested have been provided to Purchaser) (i) a nondisturbance agreement from each lessor's lender under each of the Real Property Leases and (ii) an estoppel letter substantially in the form of Exhibit 4.13(b) from each lessor under each of the Real Property Leases. True and complete copies of all the Real Property Leases, any amendments thereto and any nondisturbance agreements and estoppel letters have been provided to Purchaser prior to the Signing Date.

         Section 4.14 Personal Property.

                  (a) Owned Personal Property. Schedule 4.14(a) lists, as of the Signing Date, all of the material personal property (including all machinery, equipment, vehicles, structures, fixtures and furniture) owned by Company, located on its premises or shown on the Interim Balance Sheet or acquired after the date thereof (except for inventory subsequently sold in the ordinary course of business and consistent with past practices).

                  (b) Leased Personal Property. Schedule 4.14(b) lists, as of the Signing Date, all the leases of personal property to which Company is a party. All of the leases on Schedule 4.14(b) and any leases of personal property entered into after the Signing Date in accordance with Section 6.3 (collectively, the "PERSONAL PROPERTY LEASES") are valid, binding and in full force and effect. Neither Company nor, to Company's Knowledge, any other Person is in default under any Personal Property Lease, nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder by Company or any other Person. True and complete copies of all the Personal Property Leases and any amendments thereto have been provided to Purchaser prior to the Signing Date.

         Section 4.15 Compliance with Laws. Except as disclosed on Schedule 4.15, Company is in compliance with (a) all Laws applicable to Company or by which any property or asset of Company is bound or affected, and (b) all Permits, except where the failure to be in compliance under either (a) or (b) would not, individually or in the aggregate, reasonably be expected to prevent or delay consummation of the Agreement or otherwise prevent Company from performing its obligations under this Agreement and has not had, and would not reasonably be expected to have, a Material Adverse Effect on Company. Except as set forth on Schedule 4.15, Company has not received any notice from any Governmental Authority or other Person asserting that Company has violated any Law. To Company's Knowledge, no events have occurred and no circumstances exist that could reasonably be expected to cause Company to fail to be in compliance with any Law or Permit in the future.

         Section 4.16 Insurance. Schedule 4.16 lists, as of the Signing Date, all insurance policies to which Company is a party or which insure the Business or any of the Assets against loss (collectively, the "INSURANCE POLICIES"), including each insurer's name, coverage deductible and limit, expiration date and current premium. Schedule 4.16 specifically lists all split dollar Insurance Policies to which Company is a party. Except as otherwise noted on Schedule 4.16, Company has the right to reimbursement for premiums paid on all split dollar Insurance Policies. Except as disclosed on Schedule 4.16, each Insurance Policy is in full force and effect, all premiums with respect thereto have been paid to the extent due, and no notice of cancellation or termination has been received with respect to any such policy, other than any policy that will be replaced or is intended to be replaced prior to the expiration thereof by policies providing substantially the same coverage from an insurer that is financially sound and reputable. To Company's Knowledge, the coverage provided by the Insurance Policies is not less than the coverage customary in Company's industry. True and complete copies of all Insurance Policies have been provided to Purchaser.

         Section 4.17 Contracts. Schedule 4.17 lists, as of the Signing Date, all the contracts, agreements, commitments, arrangements, leases, policies or other instruments relating to the operation or ownership of the Business or the Assets or by which any of the Assets is bound, pursuant to which the obligations to be performed by any party thereto after the Signing Date are, or are contemplated to be, with respect to any such contract (a) in excess of $15,000 during any 12-month period during the term thereof, (b) not terminable prior to three months from the Signing Date, or (c) otherwise material to the Business. All of the contracts listed on Schedule 4.17 and any contracts entered into after the Signing Date in accordance with Section 6.3 (collectively, the "MATERIAL CONTRACTS") are valid and binding and in full force and effect. Neither Company nor, to Company's Knowledge, any other Person is in default under any Material Contract, nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder by Company or any other Person. Other than the Material Contracts, Company is not a party to any contract which (x) requires the Consent of any Person in order to consummate the transactions contemplated by this Agreement, (y) is in excess of the normal, ordinary and usual requirements of the Business, or (z) to Company's Knowledge, is excessive in price or quantity. True and complete copies of all the Material Contracts have been provided to Purchaser.

         Section 4.18 Litigation; Orders. Except as disclosed on Schedule 4.18, there is no Claim or Action pending or, to the Company's Knowledge, threatened against Company, at law or in equity, before any arbitrator or Governmental Authority which (a) individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect on Company or (b) seeks to or would reasonably be expected to prevent or delay consummation of the Agreement or otherwise prevent Company from performing its obligations under this Agreement, and to Company's Knowledge, no basis therefor exists. True and complete copies of all material pleadings in the Actions listed on Schedule 4.18 have been provided to Purchaser.

         Section 4.19 Environmental Orders and Agreements. The Company is not the subject of any outstanding written Order, contract, agreement, commitment, or other arrangement with any Governmental Authority or any other Person respecting Environmental Laws or Hazardous Materials.

         Section 4.20 Environmental Matters.

                  (a) Compliance with Environmental Laws. The Business has been and is operated in material compliance with all Environmental Laws and all Permits required under any applicable Environmental Laws (collectively, the "ENVIRONMENTAL PERMITS").

                  (b) Hazardous Materials. Company has not caused or allowed the generation, treatment, manufacture, processing, distribution, use, storage, discharge, release, disposal, transport or handling of any Hazardous Materials at any of the properties or facilities used in connection with the Business. To Company's Knowledge, none of the off-site locations where Company has transported, released, discharged, stored, disposed or arranged for the disposal of Hazardous Materials has been listed on the National Priorities List.

                  (c) Existence of any Actions. Except as set forth on Schedule 4.20, there are no past, pending or, to Company's Knowledge, threatened, Actions, demands, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, consent orders or consent agreements relating to Environmental Laws and Environmental Permits ("ENVIRONMENTAL CLAIMS") against Company by any Person, and to Company's Knowledge, there are no circumstances that could form the basis of any such Environmental Claim.

                  (d) Environmental Permits. To Company's Knowledge, Company does not require any Environmental Permits for the operation of the Business in compliance with all Environmental Laws.

                  (e) Environmental Reports. Company has made available to Purchaser copies of any and all environmental reports, studies or analyses in its possession relating to the current or former operations of Company.

         Section 4.21 Permits. Schedule 4.21 lists all the Permits related to the Assets or the operation of the Business, and indicates those Permits for which the Consent of any Person is required to assign such Permit. Except as disclosed on Schedule 4.21, Company is in possession of all grants, Permits, easements, variances, exceptions, Consents, and Orders of any Governmental Authority necessary for it to own, lease or operate its properties or to conduct the Business as it is now being conducted, except for those which the failure to possess, individually or in the aggregate, would not reasonably be expected to prevent or delay consummation of the Agreement or otherwise prevent Company from performing its obligations under this Agreement and have not had, and would not reasonably be expected to have, a Material Adverse Effect on Company and, as of the date hereof, no suspension, revocation, termination or cancellation of any of the Permits is pending or, to Company's Knowledge, threatened, except for such suspensions, revocations, terminations or cancellations which, individually or in the aggregate, would not reasonably be expected to prevent or delay consummation of the Agreement or otherwise prevent Company from performing its obligations under this Agreement, and have not had, and would not reasonably be expected to have, a Material Adverse Effect on Company. There is no Action pending or, to Company's Knowledge, threatened, to revoke or limit any Permit listed on Schedule 4.21.

         Section 4.22 Intangible Assets.

                  (a) Owned Intangible Assets. Schedule 4.22(a) lists all the Intangible Assets owned by Company as of the Signing Date. With respect to the Intangible Assets listed on Schedule 4.22(a) and all the Intangible Assets obtained or developed prior to the Closing, (i) Company owns all right, title and interest in, to and under such Intangible Assets free and clear of all Encumbrances, (ii) Company has not sold, transferred, licensed, sub-licensed or conveyed any interest in any of such Intangible Assets, and (iii) to Company's Knowledge, no Person has infringed upon or misappropriated any of such Intangible Assets.

                  (b) Licensed Intangible Assets. Except as set forth on
Schedule 4.22(b) Company has no licenses or contracts related to any Intangible Asset used by Company. Company has not infringed upon or misappropriated any Intangible Asset owned by another Person.

         Section 4.23 Employees.

                  (a) Employees. Schedule 4.23(a) lists the name, job title, date of employment and current annual compensation (including salary and bonus) for each employee of Company employed as of the Signing Date (collectively, the "EMPLOYEES"). To Company's Knowledge, all Employees are either United States citizens or resident aliens specifically authorized to engage in employment in the United States in accordance with all Laws. Except for qualified retirement plan benefits for which an Employee or former employee is not in pay status or which an employee or former employee is otherwise due, and except as otherwise disclosed on Schedules 4.23(b), 4.24(c) or otherwise in this Agreement, all Employees and former employees of Company have been, or will have been on or before the Closing, paid in full all wages, salaries, commissions, bonuses, vacation pay, severance and termination pay, sick pay, and other compensation for all services performed by them that, in each case, was accrued by them up to the Closing and payable as of the Closing in accordance with the obligations of Company under any employment or labor practices and policies, or any collective bargaining agreement or individual agreement to which Company is a party, or by which Company may be bound. All Employees and contract labor are and have been properly classified by Company for wage-hour, employee benefits and payroll tax purposes.

                  (b) Contracts. Schedule 4.23(b) lists each (i) contract between Company and an Employee, and (ii) collective bargaining agreement and other contract to or with any labor union, employee representative or group of employees. Other than the contracts listed on Schedule 4.23(b), Company's employment of each Employee is terminable at will without any penalty or severance obligation of any kind on the part of Company.

                  (c) Compliance with Labor Laws. Company has complied and is presently complying with all Laws respecting employment and employment practices, terms and conditions of employment, and wages and hours and occupational safety and health, and is not engaged in any unfair labor practice or unlawful employment practice.

                  (d) Labor Actions and Relations. There is no unfair labor practice charge or complaint against Company pending or, to Company's Knowledge, threatened, before the National Labor Relations Board nor is there any grievance nor any arbitration proceeding arising out of or under any collective bargaining agreement pending and, to Company's Knowledge, no basis for any such charge, complaint or grievance exists. There is no labor strike, slowdown or work stoppage pending or threatened against Company. Company has not experienced any significant work stoppages or been a party to any Action before the National Labor Relations Board involving any issue for the past three years nor been a party to any arbitration proceeding arising out of or under any collective bargaining agreement for the past three years. There is no charge or complaint pending or threatened against Company before the Equal Employment

Opportunity Commission or the Department of Labor or any state or local agency of similar jurisdiction. No labor organization has made a demand for recognition or has filed a petition for representation against Company within the past three years.

                  (e) WARN Act. Neither Company nor any Person with whom Company is treated as an "employer" for purposes of the Worker Adjustment and Retraining Notification Act or any similar state Law has incurred any liability or obligation under such Laws.

         Section 4.24 Employee Benefits.

                  (a) Welfare Benefit Plan. Schedule 4.24(a) lists, as of the Signing Date, each Welfare Benefit Plan maintained by Company or to which Company contributes or is required to contribute with respect to any Person (the "COMPANY WELFARE BENEFIT PLANS"). Complete and current copies of the plan documents for each of the Company Welfare Benefit Plans and all related summary plan descriptions have been provided to Purchaser, together with the two most recently filed annual reports for such plans. Company has no liability for contributions, premiums or other payments more than 30 days past due with respect to any of the Company Welfare Benefit Plans. Except as set forth on
Schedule 4.24(a), no Company Welfare Benefit Plan provides for any benefits to retirees or former employees except as required by Part 6 of Title I of ERISA.

                  (b) Pension Benefit Plans. Schedule 4.24(b) lists, as of the Signing Date, each Pension Benefit Plan maintained by Company or to which Company contributes or is required to contribute with respect to any Person ("COMPANY PENSION BENEFIT PLANS"). True, correct and complete copies of the plan and related trust documents for each Company Pension Benefit Plan and all related summary plan descriptions have been provided to Purchaser, together with the two most recently filed annual reports for such plans. In addition, all documents relating to any debt that has been incurred by the ESOP or other Company Pension Benefit Plans have been provided to Purchaser. Company does not presently maintain and, within the last six (6) years, has never maintained, nor has had any obligation of any nature (whether contingent or otherwise) to contribute to, any Plan covered by Title IV of ERISA or to a "defined benefit plan" (as defined in Section 414(j) of the Code), without regard to whether such defined benefit plan met the requirements of Section 401(a) of the Code. Company has no liability for contributions due and unpaid with respect to the Company Pension Benefit Plans, including any "individual account plan" (as defined in Section 3(34) of ERISA).

                  (c) Employee Arrangements. Schedule 4.24(c) lists each Employee Benefit Plan not otherwise disclosed in Schedules 4.23(b), 4.24(a) or 4.24(b) maintained by Company with respect to any past or present employee of Company. True, correct and complete copies of each Employee Benefit Plan listed on Schedule 4.24(c) (and any related documents) have been provided to Purchaser. Company has no liability for contributions or payments more than 30 days past due with respect to any of its Employee Benefit Plans listed on Schedule 4.24(c).

                  (d) Benefit Plan Compliance. All of the Employee Benefit Plans maintained by Company or to which Company contributes or is required to contribute with respect to any Person (the "COMPANY EMPLOYEE BENEFIT PLANS") and any related trust agreements or annuity contracts (or any other funding instruments) currently comply in all material respects, and have so complied in the past, both as to form and operation, with all applicable Laws, including ERISA and the Code. Except with respect to the ESOP, no Assets of Company or any Company Employee Benefit Plans include any "employer securities" or "employer real property" as such terms are defined in Section 407 of ERISA. Except as described on Schedule 4.24(d), no debt has been incurred by any Company Employee Benefit Plan, other than liabilities for the payment of benefits or insurance premiums.

                  (e) No Title IV Liability. No liability under Title IV of ERISA has been or will be incurred by Company on or prior to the Closing Date.

                  (f) Benefit Commitments. Company has not made any commitment, whether formal or informal, and whether legally binding or not, to create or have liability under any additional Employee Benefit Plan, policy or arrangement, or to modify any existing Company Employee Benefit Plan, except as a direct result of the transactions contemplated by this Agreement.

                  (g) Qualification. All funded Company Pension Benefit Plans and their related trusts which are intended to be subject to Section 401(a) of the Code are qualified under Section 401(a) of the Code.

                  (h) Effect of Consummation. Except as set forth in Schedule 4.24(h) or otherwise disclosed pursuant to this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee of Company or any other individual to a bonus, severance pay or similar payment, (ii) otherwise accelerate the time of payment or vesting, or increase the amount of any compensation due to any current or former employee of Company, except as required by Law with respect to any Plan termination or partial Plan termination, (iii) result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available or (iv) in any way result in any additional liability with respect to any Company Employee Benefit Plan, except for liability that is a direct result of the transactions contemplated by this Agreement.

                  (i) No Penalties. Neither any Company Employee Benefit Plan nor any fiduciary of any trust related to such plans has engaged in any transaction in connection with which Company or any such fiduciary is or could be subject either to a civil penalty or other liability under ERISA or an excise tax imposed by the Code, and, to Company's Knowledge, no event has occurred and no condition exists with respect to any Company Employee Benefit Plan that could subject Company to any other tax or penalty under the Code or civil penalty or other liability under ERISA or other Laws.

                  (j) No Actions. No Action other than routine Claims for benefits is pending or, to Company's Knowledge, threatened involving any Company Employee Benefit Plan.

         Section 4.25 Taxes.

                  (a) Tax Returns. (a) Except as disclosed on Schedule 4.25(a), Company and any affiliated, consolidated, combined, unitary or similar group of which Company is or was a member has (i) timely filed all Tax returns, reports and declarations of estimated Tax (collectively, "RETURNS") required to be filed by it or them, as applicable, prior to the date of this

Agreement (taking into account extensions), and all such Returns are true, correct and complete in all respects, (ii) timely paid or accrued all Taxes due for such periods covered by the Returns and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings). Neither Company nor any affiliated, consolidated, combined, unitary or similar group of which Company is or was a member is currently the beneficiary of any extension of time within which to file any Return. Except as set forth in Schedule 4.25(a), neither the Internal Revenue Service nor any other federal, state, local or foreign taxing authority has asserted any claim for Taxes for such periods covered by the Returns, is, to Company's Knowledge, threatening to assert any claims for Taxes, due from or with respect to Company or any affiliated, consolidated, combined, unitary or similar group of which Company is or was a member. There are no currently pending legal or administrative Tax proceedings pursuant to which Company or any affiliated, consolidated, combined, unitary or similar group of which Company is or was a member is or could be made liable for any Taxes. Company and any affiliated, consolidated, combined, unitary or similar group of which Company is or was a member have open years for federal, state and foreign income Tax Returns only as disclosed on Schedule 4.25(a). Company does not expect any taxing authority to assess any additional Taxes for any period for which Returns have been filed. Company has withheld or collected and paid over, or will withhold or collect and pay over (or are properly holding for such payments), to the appropriate Governmental Authorities all Taxes required by Law to be withheld or collected in connection with any amounts paid or owing to any employee, creditor, independent contractor, stockholder or other third party. Neither Company nor any of its subsidiaries has consented to the application of Section 341(f)(2) of the Code (or any predecessor provision). Company has not agreed to make any adjustment pursuant to Section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method, and there is no application pending with any taxing authority requesting permission for any changes in any accounting method of Company or any affiliated, consolidated, combined or unitary or similar group of which Company is or was a member. Company is not a party to, is not bound by and has no obligation under, any tax sharing agreement, tax allocation agreement or similar contract, agreement or arrangement. Company has not executed or entered into with the Internal Revenue Service, or any taxing authority, a closing agreement pursuant to Section 7121 of the Code or any similar provision of state, local, foreign or other income Tax Law. There are no liens for Taxes upon the Assets of Company (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings).

                  (b) Statute of Limitations and Tax Actions. Company has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes.

                  (c) Miscellaneous Tax Representations. There is no contract, plan or arrangement covering any Person that, individually or collectively, would give rise to the payment of any amount that would not be deductible by Company by reason of Section 280G of the Code. Company is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code. Since October of 1988, Company has not been a member of any group that filed a consolidated, combined or unitary federal, state or foreign income Tax Return. Neither Company nor any of its subsidiaries has been a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code. Company and each of its subsidiaries have disclosed on their respective federal income Returns all positions taken herein which could give rise to a substantial understatement of federal income Tax within the meaning of
Section 6662 of the Code. Neither Company nor any of its subsidiaries has any liability for the Taxes of any Person under Treasury Regulation 1.1502-6 or as a transferee, or as a successor, by contract or otherwise.

                  (d) The unpaid Taxes of Company and its subsidiaries due and owing as of the most recent fiscal month end, did not, as of such time, exceed the reserve for Taxes (rather any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Interim Balance Sheet (rather than in any notes thereto) and do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Company and its subsidiaries in filing their Tax Returns.

         Section 4.26 Bank Accounts; Powers of Attorney. Schedule 4.26 lists the names of (a) each bank, trust company and stock or other broker with which Company has an account, credit line or safe deposit box or vault, or otherwise maintains relations (the "BANK ACCOUNTS"), (b) all Persons authorized to draw on, or to have access to, each of the Bank Accounts, and (c) all Persons authorized by proxies, powers of attorney or other like instrument to act on behalf of Company in any matter concerning the Business. Except with respect to Company's sweep accounts specifically referenced in Schedule 4.26 which have a zero bank balance but have a negative book balance, each of the Bank Accounts has a positive cash balance. No proxies, powers of attorney or other like instruments are irrevocable.

         Section 4.27 Relationship with Suppliers. Schedule 4.27 lists the ten largest suppliers of Company based on purchases during the 12-month period ended December 31, 1998, showing the approximate total purchases by Company from each such supplier during such period. There has not been any Material Adverse Change in the business relationship between Company and any supplier disclosed on
Schedule 4.27, and, except as disclosed on Schedule 4.27, to Company's Knowledge, there will not be any such Material Adverse Change as a result of the consummation of the transactions contemplated by this Agreement or otherwise. The relationships of Company with its suppliers are satisfactory. To Company's Knowledge, no such supplier has canceled or otherwise terminated, or threatened to cancel or otherwise terminate, its relationship with Company, or to materially decrease its services to Company.

         Section 4.28 Relationship with Principals. Schedule 4.28 lists all of the principals of Company based on sales during the twelve month period ended December 31, 1998, showing the approximate total sales by Company to each such principal and the annualized commissions earned on such sales during such period. There has not been any Material Adverse Change in the business relationship between Company and any principal disclosed on Schedule 4.28, and, except as disclosed on Schedule 4.28, to Company's Knowledge, there will not be any such Material Adverse Change in the future as a result of the consummation of the transactions contemplated by this Agreement or otherwise. The relationships of Company with its principals are satisfactory. Except as disclosed on Schedule 4.28, no principal has canceled or otherwise terminated, or threatened to cancel or otherwise terminate, its relationship with Company, or to materially decrease its usage of the services of Company.

         Section 4.29 Affiliated Transactions. Except as disclosed on Schedule 6.3, since the Balance Sheet Date, Company has not paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (tangible or intangible) to, or entered into any agreement or arrangement with, any of the officers, directors or shareholders (other than the ESOP) of Company or any of its Affiliates, except for compensation to officers at rates not exceeding the rates of compensation paid in the ordinary course of business and consistent with rates in effect during the fiscal year ended on the Balance Sheet Date and routine travel advances to officers and employees.

         Section 4.30 Books and Records. The Books and Records, all of which have been made available to Purchaser, are complete and correct and have been maintained in accordance with sound business practices.

         Section 4.31 Full Disclosure. No representation or warranty of any Seller or Company made in this Agreement, nor any written statement furnished to Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact which affects the Business or financial condition of Company, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

         Section 4.32 Brokers. No Person is or will become entitled to receive any brokerage or finder's fee, advisory fee or other similar payment for the transactions contemplated by this Agreement by virtue of having been engaged by or acted on behalf of the Sellers or Company.

         Section 4.33 Split Commission Arrangements. There are no split commission arrangements maintained by Company or to which Company is a party other than those which in no way affect the amount of commissions to be received by the Company.

         Section 4.34 Brokerage Agreements. Schedule 4.34 lists, as of the Signing Date, all food brokerage agreements to which Company is a party and except as noted on Schedule 4.34 none of the brokerage agreements (i) require more than 30 days written notice of termination, or (ii) contain any penalty provisions related to termination for any reason by a party thereto. Company has not breached, nor is it in default under, the terms of any food brokerage agreement to which it is a party. Except as set forth in Schedule 4.34, as of the Signing Date, Company has not received any notices of termination relating to any of its food brokerage agreements and is not on probation for any reason with any manufacturer.

         Section 4.35 Market Development Fund Accounts. Schedule 4.35 lists, as of the Signing Date, all market development fund accounts (each, an "MDF ACCOUNT") of Company and the outstanding balances of each such MDF Account. Except as disclosed on Schedule 4.35, Company has not overspent any MDF Account of any principal and has properly segregated and maintained all MDF Accounts. Except as disclosed on Schedule 4.35, Company has received no notice imposing, and to Company's Knowledge has no, Tax liability related to any such MDF Account and has fulfilled, in all material respects, its fiduciary duties with respect to its MDF Accounts.

         Section 4.36 Change in Control. Schedule 4.36 lists all contracts, agreements, commitments, arrangements and understandings between Company and any of its top 50 principals (based on sales during the 12-month period ended as of the Year of Balance Sheet Date) that contain a "change in control," "potential change of control," or similar provision, which, as a result of the consummation of this Agreement will (either alone or upon the occurrence of any additional acts or events) result in (a) any payment (whether of severance or otherwise) becoming due from Company to any Person, (b) acceleration of any obligations under such contract, agreement or understanding, or (c) would reasonably be expected to prevent or delay consummation of this Agreement or otherwise prevent Company or, to Company's Knowledge, any of the Sellers, from performing their obligations under this Agreement or would reasonably be expected to have a Material Adverse Effect on Company.

         Section 4.37 Affiliates. Except as set forth on Schedule 4.37, Company is not a party to any contract, agreement, commitment, arrangement or understanding with any Affiliate.

         Section 4.38 Certain Business Practices. As of the date of this Agreement, except for such actions which have not had, and would not reasonably be expected to have, a Material Adverse Effect on Company, neither Company nor any director, officer, or, to Company's Knowledge, any agent or employee of Company has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (c) made any other unlawful payment.

         Section 4.39 Parachute Payments. Except as set forth on Schedule 4.39, neither Company nor any Seller has entered into any agreement that would result in the making of "parachute payments," as defined in Section 280G of the Code, to any Person.

         Section 4.40 Board Recommendation. At a meeting duly called and held in compliance with, or by unanimous written consent pursuant to, the Michigan Compiled Laws, Chapter 450, prior to the date of this Agreement, the board of directors of Company adopted resolutions approving this Agreement and the transactions contemplated herein, based on a determination that the Agreement is fair to Company and to the Sellers and is in the best interest of the Sellers. These resolutions have not been withdrawn, rescinded, superseded or modified in any way and remain in full force and effect.

         Section 4.41 HSR Requirements., Company, including, on a fully consolidated basis, any entities that Company controls 50% or more, directly or indirectly, has total assets of less than $25 million and annual sales of less than $25 million, within the meaning of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") and applicable regulations thereunder, 16 C.F.R. Parts 801-803; and (b) the transactions contemplated by the Transaction Documents are exempt from the requirements of the HSR Act under 16 C.F.R. sec. 802.20.

         Section 4.42 Year 2000.

                  (a) Except as disclosed on Schedule 4.42, each item of hardware, software, information technology, embedded, electro-mechanical or processor based system or any combination thereof, used, developed, manufactured, distributed, licensed, transferred or delivered by Company on or before the Closing Date (each a "System"), shall be able to correctly function, operate, process data or perform date related calculations, including, but not limited to, (i) calculate, compare and sequence, from, into and between the years 1999 and 2000, (ii) accurately process, provide and receive date data, including leap year calculations, into and between the years 1999, 2000 and beyond, and (iii) otherwise function according to the specifications thereof both before, during and following January 1, 2000. Neither performance nor functionality of any System shall be affected by dates prior to, during or after January 1, 2000.

                  (b) Except as disclosed on Schedule 4.42, each System containing or calling on a calendar function including, without limitation, any function indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days, shall record, store, process, provide and, where appropriate, insert, true and accurate dates and calculations for dates and spans, before, during and following January 1, 2000.

                  (c) Except as disclosed on Schedule 4.42, each System shall have no lesser functionality or operability with respect to records containing dates, before, during or after January 1, 2000, than heretofore with respect to dates prior to January 1, 2000;

                  (d) Except as disclosed on Schedule 4.42, Each System shall be fully interoperable and shall interface with any and all other systems, software and/or hardware used by Purchaser before, during or after January 1, 2000, and otherwise exchange data, including date related data, therewith.

                                   ARTICLE V.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to the Sellers that the statements set forth in this Article V are correct and complete.

         Section 5.1 Organization; Good Standing; Delivery of Charter Documents. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser is duly qualified or licensed as a foreign corporation in each jurisdiction in which its assets are owned or leased, or in which the nature of its business makes such qualification or licensing necessary, except those jurisdictions wherein the failure to so qualify would not have a Material Adverse Effect on Purchaser.

         Section 5.2 Power and Authority. Purchaser has all requisite corporate power and authority necessary to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the execution, delivery and performance of all the other Transaction Documents to which Purchaser is a party. Purchaser has all requisite corporate power and authority necessary to own, operate and lease its assets and to carry on its business as and where conducted.

         Section 5.3 Authorization; Execution and Validity. Each of the Transaction Documents, when executed and delivered by Purchaser, will be duly authorized, executed and delivered, and will constitute a valid, legal and binding obligation of Purchaser, enforceable against Purchaser in accordance with the terms of such Transaction Document, subject to any Law Affecting Creditors' Rights.

         Section 5.4 No Conflict; Purchaser Consents. The execution, delivery and performance by Purchaser of each Transaction Document to which it is a party will not (a) violate any Law, (b) violate any Charter Document of Purchaser, (c) violate any Order to which Purchaser is a party or by which Purchaser or its assets is bound, or (d) except for any Consent required under the RMSI Indenture or the RMSI Credit Agreement, require any Consent from any Person.

         Section 5.5 Brokers. No Person is or will become entitled to receive any brokerage or finder's fee, advisory fee or other similar payment for the transactions contemplated by this Agreement by virtue of having been engaged by or acted on behalf of Purchaser.

                                  ARTICLE VI.
                      COVENANTS OF COMPANY AND THE SELLERS

         Section 6.1 Cooperation of Company and the Sellers. From the Signing Date through the Closing Date, Company and each Seller will use all reasonable efforts (a) to take all actions and to do all things necessary or advisable to consummate the transactions contemplated by this Agreement, (b) to cooperate with Purchaser in connection with the foregoing, including using all reasonable efforts to obtain all of the Consents, and (c) subject to the other terms and conditions of this Agreement, to cause all the conditions set forth in Section 9.1, the satisfaction of which is in the reasonable control of Company and the Sellers, to be satisfied on or prior to the Closing.

         Section 6.2 Pre-Closing Access to Information. From the Signing Date through the Closing Date, Company and each Seller will afford to Purchaser and its Representatives access to the properties and the Books and Records of Company.

         Section 6.3 Conduct of Business.

                  (a) Ordinary Course. Except as set forth on Schedule 6.3, from the Signing Date through the Closing Date or the termination of all negotiations relating to the consummation of this Agreement, Company and each Seller, in connection with the conduct of the Business, (i) will use all reasonable efforts to (A) preserve substantially the relationships with its Representatives, suppliers, principals, and customers, (B) perform its obligations under all contracts, leases and Permits, (C) comply with all Laws, (D) confer with Purchaser regarding operational matters of a material nature, (E) report periodically to Purchaser regarding the status of the Business and the results of operations of Company, and (F) conduct the Business in the ordinary course and consistent with past practices and (ii) will not, without the written consent of Purchaser, (A) enter into or agree to any transaction outside the ordinary course of its business, (B) incur any additional indebtedness, (C) issue any equity securities, or rights to purchase equity securities, (D) increase or agree to increase the salary, compensation, bonus, or benefits of any of the Sellers or any of the directors, officers or employees of Company,
(E) make or cause to be
made any dividends, advances or similar distributions of any kind to any Seller or to any director, officer or employee of Company, or (F) sell or otherwise dispose of or encumber any asset or property of Company or any of its Affiliates.

                  (b) Prohibited Actions. Except as otherwise required or permitted by this Agreement or listed on Schedule 6.3, from the Signing Date through the Closing Date or the termination of all negotiations relating to the consummation of this Agreement, Company and each Seller will not, without the prior written consent of Purchaser, take or fail to take any action as a result of which any of the changes or events listed in Section 4.9 occur or become likely to occur.

         Section 6.4 Supplements to Schedules. If, between the Signing Date and the Closing Date, Company or any Seller becomes aware that any of its representations and warranties in this Agreement or the schedules to this Agreement was inaccurate when made or if during such period any event occurs or condition changes that causes any of such representations and warranties to be inaccurate, then such Party will notify Purchaser thereof in writing and supplement the schedules hereto to account for any such inaccuracy, event or change. Any such supplement to the schedules will not be deemed to have been disclosed as of the Signing Date or to have cured any breach of representations and warranties made in this Agreement, unless so agreed to in writing by Purchaser; provided, however, that any such supplement to the schedules will be deemed to be disclosed as of the Closing Date for purposes of the accuracy of the representations and warranties made in this Agreement as of the Closing Date.

         Section 6.5 Standstill. From the Signing Date through the Closing Date or prior to the termination of all negotiations relating to the consummation of the transactions contemplated by this Agreement in the event the Closing does not occur within 179 days after the Signing Date, Company and each of the Sellers will not, and will cause its and their Representatives to not, directly or indirectly, (i) initiate, solicit, seek, encourage or otherwise facilitate (including by way of furnishing information or assistance) any inquiry, communication or proposal that constitutes, or could reasonably be expected to result in, an Acquisition Proposal, (ii) enter into any agreement contemplating or otherwise relating to an Acquisition Proposal, (iii) provide any information or data to, or engage in, maintain or continue discussions or negotiations with, any Person in furtherance of any such inquiry, communication or proposal or otherwise relating to an Acquisition Proposal or for the purpose of obtaining an Acquisition Proposal, (iv) accept, agree to, endorse or recommend any Acquisition Proposal, or (v) release any third party from any standstill or confidentiality agreement, or waive or amend any provision thereof, to which it is a party; provided, that no Person shall be deemed to have provided any information or data to, or engaged in, maintained or continued discussions or negotiations with, any other Person in violation of this Section if such Person (without identifying Purchaser) advises the other Person that they are precluded from taking any action that would constitute a violation of this Section, and nothing shall prohibit the board of directors of Company from making any disclosure to the shareholders of Company if such disclosure is required by applicable Law. Company and Sellers shall notify Purchaser orally (within three Business Days) and in writing (as promptly as practicable) of all relevant details relating to, and all material aspects of (including the identity of the Person making such inquiry, communication or proposal), all inquiries, communications and proposals which they or any of its or their Representatives may receive relating to any of such matters and, if such inquiry, communication or proposal is in written form or electronically or magnetically stored, shall deliver to Purchaser a copy of such inquiry, communication or proposal as promptly as practicable. Company and Sellers have terminated, and have caused each of its and their Representatives to cease and terminate, any existing initiation, solicitation, encouragement, facilitation, communication, discussion or negotiation with any Person conducted heretofore by Company, or any of its Representatives relating to any Acquisition Proposal. Company and Sellers shall promptly notify its or their Representatives of the obligations undertaken in this Section and any violation of the restrictions set forth in the two immediately preceding sentences by any Representative, whether or not acting on behalf of Company or Sellers, shall be deemed to be a breach of this Section by Company.

         Section 6.6 Discharge of Encumbrances. Company and each Seller will take all actions and do all things necessary to cause all Encumbrances other than Permitted Encumbrances on any Assets to be terminated or otherwise discharged at or prior to the Closing.

         Section 6.7 Non-Disclosure; Non-Competition; Non-Solicitation.

                  (a) Non-Disclosure Agreement. Each of the Non-Competition Parties acknowledges that it has and may have access to Confidential Information and that such Confidential Information does and will constitute valuable, special and unique property of Purchaser. At no time will any Non-Competition Party or any of its Representatives (i) use any Confidential Information in any manner adverse to the business interests of Purchaser, or (ii) disclose any such Confidential Information to any Person for any reason or purpose whatsoever except as required by law pursuant to a court order or the order of any Governmental Authority or as otherwise necessary for tax preparation purposes. Upon the request of Purchaser, each Non-Competition Party will deliver to Purchaser all letters, notes, computer disks, software, notebooks, reports and other materials which contain Confidential Information and which are in the possession or under the control of such Non-Competition Party.

                  (b) Non-Competition Agreement. Each Non-Competition Party agrees not to conduct, either directly or indirectly, the Business in the States of Michigan, Indiana, Ohio and Illinois for a period of two years after the Closing Date, unless such Non-Competition Party is doing so solely as an employee of Purchaser.

                  (c) Non-Solicitation Agreement. For a period of two years after the Closing Date, each Non-Competition Party will not, either on its own behalf or on behalf of any business competing with Purchaser, directly or indirectly to the extent that such Non-Competition Party is prohibited in engaging in such business pursuant to this Section, (i) solicit or induce, or in any manner attempt to solicit or induce any Person employed by, or an agent of, Company or Purchaser to terminate such Person's employment or agency, as the case may be, with such entity, or (ii) solicit, divert, or attempt to solicit or divert, or otherwise accept as a supplier or principal, any Person which sells any products and services of Company, furnishes products or services to, or receives products and services from, Purchaser, nor will such Non-Competition Party attempt to induce any such supplier or principal to cease being (or any prospective supplier or principal not to become) a supplier or principal Company or Purchaser.

                  (d) Independent Covenants. The covenants set forth in this Section constitute an independent and separate agreement independently supported by good and adequate consideration. Purchaser and the Non-Competition Parties intend all provisions of this Section to be enforced to the fullest extent permitted by Law. Accordingly, should a court of competent jurisdiction determine that the scope of any subsection of this Section is too broad to be enforced as written, the Parties intend that the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision contained in this
Section is declared invalid or illegal, the other provisions hereof will not be affected or impaired thereby and will remain valid and enforceable. The existence of any Claim or cause of action of a Seller against Purchaser, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Purchaser of the covenants set forth in this Section; provided, however, in the event Purchaser defaults under any terms of the Notes and has not cured such default within the applicable period provided in the Notes, then each of the Non-Competition Parties shall be released from the covenants of this Section.

                  (e) Injunctive Relief. In the event of a breach or threatened breach by any Non-Competition Party of any provision of this Section, Company and Purchaser will be entitled to an injunction to prevent irreparable injury to such entity. Nothing herein will be construed as prohibiting Company or Purchaser from pursuing any other remedies available to such entity for such breach or threatened breach, including the recovery of damages from such Non-Competition Party.

                  (f) Acknowledgments of Non-Competition Party. Each Non-Competition Party acknowledges that (i) any public disclosure of the Confidential Information will have an adverse effect on Company, Purchaser and the Business, (ii) Company and Purchaser would suffer irreparable injury if any Non-Competition Party breaches any of the terms of this Section, (iii) Company and Purchaser will be at a substantial competitive disadvantage if such entity fails to acquire and maintain exclusive ownership of the Confidential Information or if any Non-Competition Party fails to abide by the restrictions provided for in this Section, (iv) the scope of the protective restrictions provided for in this Section are reasonable when taking into account (A) the negotiations between the Parties and (B) that each Non-Competition Party is the direct or indirect beneficiary of the Purchase Price paid pursuant to this Agreement, (v) the consideration being paid to each Non-Competition Party pursuant to this Agreement is sufficient inducement for each Non-Competition Party to agree to the terms hereof, (vi) the provisions of this Section are reasonable and necessary to protect the Business, to prevent the improper use or disclosure of the Confidential Information and to provide Company and Purchaser with exclusive ownership of all such Confidential Information and (vii) the terms of this Section preclude each Non-Competition Party from engaging in the conduct of the Business, except as otherwise provided in this Section.

         Section 6.8 Comerica Loan. Prior to or simultaneously with the Closing, Company shall discharge or refinance, pursuant to an agreement acceptable to and approved by Purchaser prior to the consummation of such discharge or refinance, the Comerica Loan.

                                  ARTICLE VII.
                             COVENANTS OF PURCHASER

         Section 7.1 Cooperation by Purchaser. From the Signing Date through the Closing Date, Purchaser will use all reasonable efforts (a) to take all actions and to do all things necessary or advisable to consummate the transactions contemplated by this Agreement, (b) to cooperate with Company and the Sellers in connection with the foregoing, including using reasonable efforts to obtain all of the Consents, and (c) subject to the other terms and conditions of this Agreement, to cause all the conditions set forth in Section 9.2, the satisfaction of which is in the reasonable control of Purchaser, to be satisfied on or prior to the Closing.

         Section 7.2 Pre-Closing Access to Information. Purchaser will comply with the limitations on the disclosure and use of information as set forth in the Confidentiality Agreement dated December 14, 1998, with respect to the information that Company and the Sellers provide to Purchaser in and pursuant to this Agreement.

         Section 7.3 Employee Benefits.

                  (a) On and after the Closing Date, Purchaser shall cause the officers and employees of Company to be provided Employee Benefit Plans, programs and policies which are no less favorable in the aggregate to such officers and employees than those provided to similarly situated employees of Purchaser as of the Signing Date. The officers and employees of Company shall receive credit for time employed by Company for purposes of eligibility and vesting under the Employee Benefit Plans, programs and policies contemplated by this Section 7.3(a).

                  (b) Nothing contained in this Section shall create any third party beneficiary rights in any officer or employee or former officer or employee (including any beneficiary or dependent thereof) of Company in respect of continued employment for any specified period of any nature or kind whatsoever.

                  (c) Nothing contained in this Section shall create any obligation on the part of Purchaser or Company to maintain the ESOP. Each of the parties hereto hereby acknowledges and agrees that it is the intent of the parties that Purchaser and Company shall, simultaneously with, or within three
(3) months following, the Closing, terminate the ESOP.

         Section 7.4 RMSI Debt Obligations. Purchaser shall obtain any Consents from, and make any deliveries to, the trustee, agent, lenders or holders, as applicable, required under the RMSI Indenture and the RMSI Credit Agreement to consummate the transactions contemplated hereby and in the other Transaction Documents.

                                 ARTICLE VIII.
                                MUTUAL COVENANTS

         Section 8.1 Governmental Consents. Promptly after the Signing Date, each Party will take all actions and do all things necessary to obtain all Consents required by any Governmental Authority to consummate the transactions contemplated hereby. Each Party will reasonably cooperate with the other Parties in obtaining the Consents specified in this Section.

         Section 8.2 Consents to Assign Leases and Contracts.

                  (a) Cooperation and Reasonable Efforts. Each Party hereby agrees to use reasonable efforts, to take reasonable actions and to cooperate with each other as may be necessary to obtain all Consents from third parties (including Governmental Authorities) to consummate the transactions contemplated by the Transaction Documents.

                  (b) Required Consents. Schedule 8.2(b) lists the Encumbered Instruments to which a Consent to transfer and assign must be obtained from the appropriate third party prior to the Closing (collectively, the "REQUIRED CONSENTS").

         Section 8.3 Permits.

                  (a) Cooperation and Reasonable Efforts. Each Party hereby agrees to use reasonable efforts, to take reasonable actions (including Purchaser's delivery to any Governmental Authority of its audited financial statements) and to cooperate with each other as may be necessary to transfer to Purchaser, or assist Purchaser in obtaining, all Permits required to conduct the Business. On or as soon as practicable after the Signing Date, each Party will file, separately or jointly with any other Party, as the case may be, all applications necessary to transfer or obtain such Permits. Each Party will use reasonable efforts to resolve such objections, if any, as may be asserted by any Governmental Authority with respect to the applications contemplated hereby.

                  (b) Required Permits. Schedule 8.3(b) lists the Permits which must be transferred to or obtained by Purchaser prior to the Closing (the "REQUIRED PERMITS").

         Section 8.4 Books and Records.

                  (a) Access. For a period of six years after the Closing, each Party will provide the other Parties with reasonable access during normal business hours to its Books and Records relating to the Business (other than Books and Records protected by the attorney-client privilege) to the extent that they relate to the condition or operation of the Business prior to the Closing Date and are requested by such Party to prepare its Returns, to respond to third party Claims or for any other legitimate purpose specified in writing. Each Party shall have the right, at its own expense, to make copies of any such Books and Records.

                  (b) Destruction. No Party shall dispose of or destroy any Books and Records relating to the Business to the extent that they relate to the condition or operation of the Business prior to the Closing without first offering to turn over possession thereof to the other Party by written notice at least 30 days prior to the proposed date of disposition or destruction.

                  (c) Confidentiality. Each Party may take such action as it deems reasonably appropriate to separate or redact information unrelated to the Business from documents and other materials requested and made available pursuant to this Section and may condition the other Party's access to documents and other materials that it deems confidential to the execution and delivery of an agreement by the other Party not to disclose or misuse such information.

                  (d) Assistance. Each Party will, upon written request and at the requesting Party's expense, make personnel available to assist in locating and obtaining any Books and Records relating to the Business to the extent that they relate to the condition or operation of the Business prior to the Closing and make personnel available whose assistance, participation or testimony is reasonably required in anticipation of, preparation for or the prosecution or defense of any third party Claim in which the other Party does not have any adverse interest.

         Section 8.5 Further Assurances. Subject to the other terms and conditions of this Agreement, at any time and from time to time, whether before or after the Closing, each Party shall execute and deliver all instruments and documents and take all other action that the other Party may reasonably request to consummate or to evidence the consummation of the transactions contemplated by this Agreement.

         Section 8.6 Escrow Agreement. At the Closing, the Parties shall enter into the Escrow Agreement.

         Section 8.7 Tax Matters. The following provisions shall govern the allocation of responsibility as between Purchaser and Sellers for certain Tax matters following the Closing Date:

                  (a) Tax Return Accruals. The Sellers shall prepare or cause to be prepared and file or cause to be filed all Returns for Company and its subsidiaries for all periods ending on or prior to the Closing Date which are due after the Closing Date other than income Tax Returns with respect to periods for which a consolidated, unitary or combined income Tax Return of the Sellers will include the operations of Company and its subsidiaries. Purchaser shall prepare or cause to be prepared and file or cause to be filed any Returns of Company and its subsidiaries for Tax periods which begin before the Closing Date and end after the Closing Date. Company will close its books on the Closing Date. The Persons previously responsible for preparing Company's Returns will then estimate by accrual: (i) in the case of income Taxes (including franchise taxes for the applicable jurisdictions) as to which Company's taxable year ends on the Closing Date, the income Taxes for the period commencing on 10/1/98 and ending on the Closing Date, which were not previously paid prior to the Closing Date; (ii) in the case of all other Taxes for all periods ending on or prior to the Closing Date which are due after the Closing Date, the amount of such Taxes which were not previously paid prior to the Closing Date; and (iii) in the case of Taxes as to which Company's taxable year begins before and ends after the Closing Date, an amount of such Taxes allocated in the manner described in this section to such partial period, which were not previously paid by the Company on or prior to the Closing Date. The Company will retain an amount of cash on hand on the Closing Date sufficient to permit the Company to pay the full amount of the Taxes of the Company described in the preceding sentence (and the payment of such amount will not have a Material Adverse Effect on Company's ability to pay all of its other current obligations), as estimated by accrual. For purposes of this Section, in the case of any Taxes that are imposed on a periodic basis and are payable for a taxable period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such taxable period ending on the Closing Date shall (x) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and
(y) in the case of any Tax based upon or related to income or receipts including sales, use and transaction Taxes be deemed equal to the amount which would be payable if the relevant taxable period ended on the Closing Date. Any credits relating to a taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of Company and its subsidiaries.

                  (b) Amending Returns. Purchaser will agree not to amend any Return or extend any statute of limitations applicable to a Return, without the consent of the Sellers (such consent not to be unreasonably withheld); provided, however, that Purchaser may amend any return and agree to extend any statute of limitations to the extent that any Return is inconsistent with the representations and warranties made in this Agreement.

                  (c) Cooperation on Tax Matters.

                           (i) Purchaser, Company and its subsidiaries and the
Sellers shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other Party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and, to the extent possible, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Company and its subsidiaries and the Sellers agree (A) to retain all Books and Records with respect to Tax matters pertinent to Company and its subsidiaries relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Purchaser or Sellers, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such Books and Records and, if the other Party so requests, Company and its subsidiaries or Sellers, as the case may be, shall allow the other Party to take possession of such books and records.

                           (ii) Purchaser and the Sellers further agree, upon
request, to provide the other Party with all information that either Party may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

                  (d) Tax Sharing Agreements. All tax sharing agreements or similar agreements with respect to or involving Company and its subsidiaries shall be terminated as of the Closing Date and, after the Closing Date, Company and its subsidiaries shall not be bound thereby or have any liability thereunder.

                  (e) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by Sellers when due, and Sellers will, at their own expense, file all necessary Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable Law, Purchaser will, and will cause its Affiliates to, join in the execution of any such Returns and other documentation.

                  (f) Appointment of Independent Person. If Purchaser and the Sellers fail to agree by the day which is 30 days prior to the due date (including extensions) of a Return due pursuant to this Section, the matters in dispute (but no other matters) will be submitted to a firm of independent certified accountants mutually acceptable to Purchaser and the Sellers, as a group (the "INDEPENDENT PERSON"), which firm will make a final and binding determination as to the matters in dispute within 15 days after its appointment. The Independent Person will send its written determination, at which point the determination of the Independent Person will be binding on Purchaser and the Sellers, absent fraud or manifest error. The fees and expenses of the Independent Person will be borne equally by Purchaser, on the one hand, and the Sellers, on the other hand.

                  (g) Consistency. Any Return to be prepared pursuant to the provisions of this Section will be prepared in a manner consistent with practices followed in prior years with respect to similar Returns, except for changes required by applicable law.

                                  ARTICLE IX.
                       CONDITIONS PRECEDENT TO THE CLOSING

         Section 9.1 Conditions Precedent to Purchaser's Obligations. The obligation of Purchaser to consummate the transactions contemplated by this Agreement will be subject to the satisfaction of the following conditions, any of which may be waived in writing by Purchaser.

                  (a) Accuracy of Representations and Warranties. The representations and warranties made by each Seller and Company in this Agreement will have been true, complete and correct as of the Signing Date and as of the Closing Date as though made as of the Closing Date, except to the extent such representations or warranties made as of a specific date will have been correct and complete as of the specified date.

                  (b) Performance of Covenants. Company and each Seller will have performed and complied in all material respects with all agreements, covenants and obligations required by this Agreement to be performed by such Party prior to or at the Closing.

                  (c) Absence of Certain Changes. (i) The annualized commissions of Company as of the Closing Date (as determined in accordance with Section 1.4) will not be lower than $15,000,000; (ii) neither Ronald K. Fairchild nor any other two of the individuals listed on Schedule 9.1(h) shall have voluntarily terminated (not including by death or disability) his employment with Company; and (iii) the assets and liabilities of Company will not be materially different from those set forth on the Year-End Balance Sheet.

                  (d) Consents. Company and each Seller, as the case may be, will have received and delivered to Purchaser all the Required Consents and the Required Permits, including any Consent necessary to transfer the Shares, each in form and substance satisfactory to Purchaser, and will have given all notices required to be given to any Persons prior to the consummation of the transactions contemplated by this Agreement.

                  (e) Closing Certificate. Each Seller and an executive officer of Company will have delivered to Purchaser a certificate confirming (i) the satisfaction of the conditions set forth in Sections 9.1(a), 9.1(b), 9.1(c) and 9.1(k) and (ii) the continuing force and effect of the Required Consents and Required Permits.

                  (f) Secretary's Certificate. Company will have delivered to Purchaser a certificate executed by the secretary or an assistant secretary of Company certifying as to (i) Company's Charter Documents, (ii) Company's good standing (in the State of Michigan and each jurisdiction listed on Schedule 4.1) and existence (in the State of Michigan), (iii) the resolutions in which Company's board of directors approved this Agreement and the transactions contemplated hereby, and (iv) the incumbency of Company's officers who execute any documents on behalf of Company in connection with this Agreement.

                  (g) Deliveries. Company and each Seller, as the case may be, will have delivered the documents required by Sections 2.3 and 2.4, respectively, and such other documents as Purchaser may reasonably require.

                  (h) Employment Agreements. Purchaser, or an Affiliate of Purchaser, will have entered into employment agreements with the individuals set forth on Schedule 9.1(h), as such schedule may be amended prior to the Closing.

                  (i) Purchaser's Indenture and Credit Agreement. Purchaser shall have obtained all Consents required under the RMSI Indenture and the RMSI Credit Agreement.

                  (j) Comerica Bank Obligations. Company shall have discharged or refinanced the Comerica Loan to the satisfaction of Purchaser.

                  (k) No Order or Action. No Order will be in effect forbidding or enjoining the consummation of the transactions contemplated hereby. No Action will be pending or threatened before any court or other Governmental Authority seeking to enjoin the Closing or seeking damages against Purchaser or any of its Representatives as a result of any of the transactions contemplated by this Agreement, provided that neither Purchaser nor any of its Affiliates instituted such Action.

         Section 9.2 Conditions Precedent to Company's and the Sellers' Obligations. The obligation of Company and each Seller to consummate the transactions contemplated by this Agreement will be subject to the satisfaction of the following conditions, any of which may be waived in writing by Company or the Sellers, as the case may be.

                  (a) Secretary's Certificate. Purchaser will have delivered to Company a certificate executed by the secretary or an assistant secretary of Purchaser certifying as to (i) Purchaser's Charter Documents, (ii) Purchaser's good standing, (iii) the resolutions in which Purchaser's board of directors approved this Agreement and the transactions contemplated hereby, and (iv) the incumbency of Purchaser's officers who execute any documents on behalf of Purchaser in connection with this Agreement.

                  (b) Deliveries. Purchaser will have delivered the documents required by Section 2.5 and such other documents as the Sellers may reasonably require.

                  (c) No Order or Action. No Order will be in effect forbidding or enjoining the consummation of the transactions contemplated hereby. No Action will be pending or, to the knowledge of Purchaser, threatened before any court or other Governmental Authority seeking to enjoin the Closing or seeking damages against Company or any Seller or any of their Representatives as a result of any of the transactions contemplated by this Agreement, provided that neither Company nor any Seller nor any of their respective Affiliates instituted such Action.


                                   ARTICLE X.
                        TERMINATION PRIOR TO THE CLOSING

         Section 10.1 Termination of Agreement. This Agreement may be terminated at any time prior to the Closing:

                  (a) by mutual written agreement of the Parties;

                  (b) by Purchaser (i) if the annualized commissions of Company as of the Closing Date (as calculated in accordance with Section 1.4) are less than $15,000,000 or (ii) if Ronald K. Fairchild or any other two (2) of the individuals listed on Schedule 9.1(h) voluntarily terminates (not including termination by death or disability) his employment with Company prior to the Closing Date;

                  (c) by Purchaser or Company or any Seller at any time on or after the date 179 days after the Signing Date; provided, however, that the right to terminate this Agreement under this Section 10.1(c) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

                  (d) by Purchaser, upon a breach of any representation, warranty, covenant or agreement on the part of Company or any Seller set forth in this Agreement or if any such representation or warranty of Company or any Seller shall have become untrue, in either case such that the conditions set forth in Sections 9.1(a) or 9.1(b) would not be satisfied (a "TERMINATING SELLER BREACH"), and which Terminating Seller Breach is not cured by Company or any Seller within ten calendar days following notice by Purchaser of such breach.

         Section 10.2 Effect of Termination. If this Agreement is terminated pursuant to Section 10.1, all obligations of the parties hereto shall terminate except the obligations of the Parties pursuant to Sections 10.2, 10.3, and 10.4 and Article XIII. No termination of this Agreement by Purchaser pursuant to
Section 10.1(d) shall prejudice the ability of Purchaser to seek damages from the Sellers or Company, as applicable, for any breach of this Agreement, including attorney's fees and the right to pursue any remedy at law or in equity, and nothing contained herein (including this Section) shall relieve the Sellers or Company from liability for any breach of this Agreement.

         Section 10.3 Expenses.

                  (a) If the Closing occurs, unless otherwise specifically set forth herein all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses.

                  (b) If the Closing does not occur, unless otherwise specifically set forth herein all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses; provided, however, that if this Agreement is terminated prior to Closing and such termination is by Purchaser other than as permitted by Section 10.1, Purchaser shall pay Company an amount equal to $500,000 as reimbursement for the costs and expenses of the Sellers and Company. Such payment would be due and payable in a cash lump sum payment immediately upon such termination.

         Section 10.4 Procedure Upon Termination. In the event of termination pursuant to Section 10.1, written notice thereof will be immediately given to the other Parties and the transactions contemplated by this Agreement will be terminated, without any further action by any Party. If the transactions contemplated by this Agreement are so terminated:

                  (a) each Party will return all documents, work papers and other materials of the other Parties, whether obtained before or after the Signing Date to the party furnishing the same; and

                  (b) such termination will not in any way limit, restrict or relieve any Party of liability for any breach of this Agreement.

                                  ARTICLE XI.
                       INDEMNIFICATION AND RELATED MATTERS

         Section 11.1 Indemnification of Purchaser.

                  (a) Several Indemnification Obligations. Each Seller will, severally but not jointly, indemnify, defend, and hold Purchaser harmless from any and all Claims (including court costs and reasonable attorneys' fees and expenses incurred in investigating, preparing for or participating in any Action, including any Action to enforce the terms and provisions of this Article
XI) directly or indirectly related or arising with respect to any inaccuracy in any representation or warranty of such Seller made in Article III or in the certificate delivered by such Seller pursuant to Section 2.3(a) or any failure of such Seller to observe the covenants and agreements contained in Section 6.7;

                  (b) Joint and Several Indemnification Obligation. By virtue of their execution of this Agreement, each of the Sellers shall be deemed to have agreed that, subject to the provisions of this Article XI, each of the Sellers and, until the Closing, Company, will, jointly and severally, indemnify, defend, and hold Purchaser harmless from any and all Claims (including court costs and reasonable attorneys' fees and expenses incurred in investigating, preparing for or participating in any Action, including any Action to enforce the terms and provisions of this Article XI) directly or indirectly related or arising with respect to:

                           (i) Breaches of Representations and Warranties. Any
                  material inaccuracy in any representation or warranty made in
                  Article IV or in the certificate delivered by Company pursuant to Section 2.3(a), including without limitation such representations and warranties relating to environmental matters in Section 4.20;

                           (ii) Breaches of Covenants. Any failure to perform or
                  observe any covenant or agreement of Company or Sellers set forth in this Agreement (other than Section 6.7) or in any agreement delivered pursuant to this Agreement (other than the employment agreement of a particular Seller); or

                           (iii) Other Indemnification. Any undisclosed claims,
                  obligations, damages, judgments, debts, or other liabilities resulting from the operation of Company prior to the Closing Date.

         Section 11.2 Indemnification of the Sellers. Purchaser will indemnify, defend, and hold the Sellers and, until the Closing, Company, harmless from any and all Claims (including court costs and reasonable attorneys' fees and expenses incurred in investigating, preparing for or participating in any Action, including any Action to enforce the terms and provisions of this Article
XI) directly or indirectly related or arising with respect to:

                  (a) Breaches of Representations and Warranties. Any material inaccuracy in any representation or warranty of Purchaser made in Article V or in the certificates delivered by Purchaser pursuant to Section 2.4(d); or

                  (b) Breaches of Covenants. Any failure to perform or observe, in all material respects, any covenant or agreement of Purchaser set forth in this Agreement or in any agreement delivered pursuant to this Agreement.

         Section 11.3 Indemnification Procedure. The indemnification obligations under this Agreement will be subject to the following procedures:

                  (a) Defense of Claim. Within five days after a Party entitled to indemnification (an "INDEMNITEE") receives a notice of any Claim that may give rise to an indemnification obligation under this Agreement, the Indemnitee will give the Party responsible for providing indemnification with respect to such Claim (the "INDEMNITOR") notice of such Claim, together with a copy of all documents relating to such Claim that the Indemnitee possesses; provided, that the failure to provide such notice shall not deprive an Indemnitee of its right to indemnification hereunder, unless the Indemnitor is prejudiced by such failure. The Indemnitor will then immediately undertake the defense of such Claim by representatives of its own choosing and reasonably acceptable to Indemnitee (which, in the case of Purchaser, shall be deemed to include Akin, Gump, Strauss, Hauer & Feld, L.L.P.); provided further that Purchaser will have the right to control and undertake such defense by representatives of its own choosing if the Claim could have a continuing effect upon Purchaser or involves any Environmental Law or Hazardous Material, in each case evidenced by a writing from Purchaser's legal counsel providing in reasonable detail the basis for such conclusion. The Indemnitor will notify the Indemnitee of the Indemnitor's undertaking of the defense of a Claim promptly after receiving the notice of the

Claim. Similarly, the Indemnitee will notify promptly the Indemnitor of the Indemnitee's election of its right to control such defense under the circumstances described above.

                  (b) Participation of the Indemnitee. If ten days after delivering notice of a Claim to the Indemnitor or such shorter period necessary to prevent judgment by default in favor of the Person asserting the Claim, the Indemnitor has not begun to defend against such Claim, the Indemnitee will have the right to defend or settle such Claim on behalf of the Indemnitor. Notwithstanding whether the Indemnitor commences at any time to defend against a Claim, the Indemnitee will have the right to participate in such defense by representatives of its own choosing. The Indemnitee will bear any expense of such participation if the Indemnitor is defending against the Claim unless the Indemnitor possesses a conflict of interest with respect to the Indemnitee. Under such circumstances, the Indemnitor will reimburse the Indemnitee for the Indemnitee's reasonable attorneys' fees and expenses. In addition, the Indemnitor will reimburse the Indemnitee for the Indemnitee's reasonable attorneys' fees and expenses incurred during the period when the Indemnitor did not defend against the Claim and in connection with Claims that Purchaser possesses the right to defend. The Indemnitor will make such reimbursement payments to the Indemnitee upon the Indemnitee's submission of periodic invoices describing such fees and expenses in reasonable detail. Any reimbursement under this Section 11.3(c) shall be subject to the provisions of this Article XI, including, without limitation, Sections 11.9 and 11.10.

                  (c) Settlement of Claims. The Indemnitor may settle any Claim at its own expense, provided that the Indemnitor will not settle any Claim or consent to the entry of any judgment without the consent of the Indemnitee if such settlement or judgment (i) includes any admission of wrongdoing by the Indemnitee or any of the Indemnitee's Representatives, (ii) includes any consent to any type of injunctive relief affecting the Indemnitee or any of the Indemnitee's Representatives, (iii) excludes an unconditional release by the Person asserting the Claim of the Indemnitee and the Indemnitee's Representatives from all liability with respect to such Claim, or (iv) requires the Indemnitee or any of the Indemnitee's Representatives to make any payment.

                  (d) Reimbursement. If an Indemnitor undertakes the defense of any Claim or settles any Claim and such Claim was not within the scope of the Indemnitor's indemnification obligations under this Agreement, the Indemnitee will promptly reimburse the Indemnitor for all expenses with respect to such defense or settlement, including the Indemnitor's reasonable attorneys' fees and expenses.

                  (e) Cooperation. In connection with any indemnity obligation under this Article XI, the Indemnitee will cooperate with all reasonable requests of the Indemnitor and its Representatives.

                  (f) Payment--Net of Insurance Proceeds. The amount of any damage or indemnification payable pursuant to this Article XI will be net of any insurance proceeds actually received by the Indemnitee in connection with the circumstances giving rise to the Claim. The calculation of net insurance proceeds will give effect to all costs incurred by the Indemnitee for such insurance recovery, including all costs associated with retrospective premium adjustments, experienced-based premium adjustments, and indemnification obligations. Nothing in this

Section will be construed or interpreted as a guaranty of any level or amount of insurance recovery with respect to any Claim hereunder.

                  (g) Payment--Net of Tax Benefit and Detriment. The Parties will treat any payment or receipt of damages or indemnification under this
Article XI as an adjustment to the Purchase Price on all Returns, except for the interest component of any such payment, which the Parties will treat as interest income or expense, as the case may be. To the extent that any damage or indemnification payment exclusive of the interest component constitutes taxable income to the Indemnitee, the amount of such damage or indemnification payment will be `increased by the amount of any income Tax attributable to such payment and the reimbursement of any related income Taxes. To the extent that any damage or indemnification payment exclusive of the interest component constitutes a reduction of taxable income to the Indemnitee, the amount of such damage or indemnification payment will be decreased by the amount of any income Tax attributable to such reduction of taxable income.

         Section 11.4 Meritless Third Party Claims. If a third party makes a Claim against the Indemnitee that ultimately proves to be meritless, the Indemnitee may nevertheless require the Indemnitor to defend such Claim and reimburse the Indemnitee for its reasonable attorneys' fees and expenses in connection with such Claim if such Claim was within the scope of the Indemnitor's indemnification obligations under this Agreement.

         Section 11.5 Assignment of Claims. If any amounts for which the Indemnitor is responsible are recoverable from a third party, the Indemnitee will assign any rights that it may have to recover such amounts to the Indemnitor.

         Section 11.6 Other Indemnitees. Upon the Indemnitee's request, the Indemnitor will indemnify any of the Indemnitee's Representatives to the same extent as the Indemnitee. No Representative of any Indemnitee, however, will be a third party beneficiary of the indemnification provisions set forth in this Agreement. In addition, an Indemnitee may release or waive any Claim to which such Indemnitee previously requested another Indemnitor to indemnify such Indemnitee's Representatives, and such Representatives will have no recourse against the Indemnitee. To the extent that an Indemnitee requests an Indemnitor to indemnify such Indemnitee's Representatives, such Indemnitee will cause its Representatives to comply with the indemnification provisions and abide by the indemnification limitations set forth in this Agreement.

         Section 11.7 Contribution. If the indemnity obligations provided for in this Agreement are held unenforceable in whole or in part for any reason, each Party will perform such indemnity obligations to the extent enforceable. To the extent that such indemnity obligations are unenforceable, the Party that would have been the Indemnitor with respect to a Claim except for such unenforceability will contribute to such Claim in such proportion as appropriate to reflect the relative fault of such Party as opposed to the relative fault of the Person who would have been the Indemnitee, as well as any other relevant equitable considerations.

         Section 11.8 Sole and Exclusive Remedy. Purchaser and each Seller hereby acknowledge and agree that, after the Closing, notwithstanding any other provision of this Agreement to the contrary, such party's sole and exclusive remedy with respect to any indemnification obligations under this Agreement shall be in accordance with, and limited by, the provisions set forth in this Article XI.

         Section 11.9 Maximum Liability Cap.

                  (a) Except as specifically provided in Section 10.3(b), Purchaser will not be liable for any Claim for damages or indemnification under this Agreement to the extent that the aggregate amount of such Claims exceeds $200,000.

                  (b) The Parties hereby agree that (i) the maximum liability of any Seller under this Article XI shall in no event exceed such Seller's Maximum Shareholder Escrow Amount and (ii) the maximum aggregate liability of the Sellers shall in no event exceed the Escrow Deposit, except that the foregoing limitations shall not apply to (w) Claims for breaches of Section 3.1 (Title to Shares), (x) Claims contemplated by Section 14.16 (No Waiver Relating to Claims of Fraud), (y) Claims for damages pursuant to Section 6.7 (Non-Disclosure; Non-Competition; Non-Solicitation), or (z) Claims for breaches of Section 8.7(a) (Tax Return Accruals).

         Section 11.10 Recourse Against Escrow Deposit.

                  (a) In the event of any Claim by Purchaser against a Seller for indemnification under Section 11.1(a), Purchaser shall seek payment first out of the amount held by the Escrow Agent pursuant to the Escrow Agreement from time to time in an amount not to exceed such Shareholder's Maximum Shareholder Escrow Amount and, if such Shareholder's Maximum Shareholder Escrow Amount has been reduced to zero pursuant to this Section, subject to the terms and conditions of this Agreement and only if and to the extent such Claim is based on a breach by such Seller of Sections 3.1, 14.16 or 6.7 Purchaser shall then be entitled to seek payment directly from such Seller.

                  (b) In the event of any Claim by Purchaser against a Seller for indemnification under Section 11.1(b), Purchaser shall seek payment solely from the Escrow Deposit pursuant to the Escrow Agreement, until such Claims have been paid in full or the Escrow Deposit has been reduced to zero; provided, that if and to the extent such a Claim (i) is based on a breach of Section 14.16 by Company or a breach of Section 8.7 (a) and (ii) exceeds the Escrow Deposit, Purchaser shall be entitled to seek damages directly from the Sellers.

         Section 11.11 Consequential Damages. Subject to Section 11.9, a Party will be (a) liable for any consequential, incidental, punitive, or special damages with respect to any breach of this Agreement, and (b) responsible for indemnifying an Indemnitee for any consequential, incidental, punitive, or special damages that such Indemnitee incurs if within the scope of such Party's indemnification obligation.

         Section 11.12 Interest. Subject to Section 11.9, a Party will pay interest computed at the then current prime rate on (a) any Claim for damages with respect to such Party's breach of this Agreement from the date of the breach through the date that the Party pays such damages, and (b) any Claim for indemnification under this Agreement for which such Party is the Indemnitor from the date of the Indemnitee's indemnifiable out-of-pocket expenditures through the date that the Party pays such Claim.

         Section 11.13 Survival of Terms. The agreements, covenants, indemnity obligations, representations and warranties, and other terms of this Agreement, Purchaser's closing certificate, each Seller's closing certificate, Company's closing certificate and any other documents contemplated under this Agreement will survive the Closing and any investigation or notice by any Party, provided that the representations and warranties of each Party under this Agreement will expire at 5:00 p.m. Dallas, Texas time on the day immediately preceding the first anniversary of the Closing Date; provided, however, that (i) the representations and warranties set forth in Section 3.1 shall survive forever,
(ii) the covenants set forth in Section 6.7 shall survive for the period stated therein, (iii) Claims contemplated by Section 14.16 shall survive for the applicable statute of limitations, and (iv) Claims for breaches of Section 8.7
(a) shall survive for 30 days after the expiration of the applicable statute of limitations, as such statutory period may be extended from time to time. A Party will not be responsible with respect to any Claim for damages or indemnification with respect to any inaccuracy in any of such Party's representations or warranties unless such Party receives notice of the Claim with respect to such inaccuracy before such representation and warranty expires. With respect to any such Claim received before the expiration of a particular representation or warranty, the Party responsible for such representation or warranty will remain responsible for any damage or indemnification amounts claimed notwithstanding the subsequent expiration of such representation or warranty.

         Section 11.14 Negligence and Strict Liability. THE PROVISIONS OF THIS AGREEMENT CONCERNING CLAIMS FOR DAMAGES AND INDEMNIFICATION WILL APPLY WHETHER OR NOT THE PARTY OR OTHER PERSON CLAIMING SUCH DAMAGES OR INDEMNIFICATION WAS NEGLIGENT, GROSSLY NEGLIGENT, OR STRICTLY LIABLE IN CONNECTION WITH THE EVENTS GIVING RISE TO SUCH CLAIM.

                                  ARTICLE XII.
                            THE SELLER REPRESENTATIVE

         By virtue of their execution of this Agreement, each of the Sellers shall be deemed to have agreed that:

         Section 12.1 Authorization of the Seller Representative. E. Malcolm York (the "SELLER REPRESENTATIVE") (and each successor appointed in accordance with Section 12.2), hereby is appointed, authorized and empowered to act, on behalf of the Sellers, in connection with, and to facilitate the consummation of the transactions contemplated by, this Agreement, and in connection with the activities to be performed on behalf of the Sellers under this Agreement and the Escrow Agreement, for the purposes and with the powers and authority hereinafter set forth in this Article XII and in the Escrow Agreement, which shall include the power and authority:

                  (a) To execute and deliver the Escrow Agreement (with such modifications or changes therein as to which the Seller Representative, in its reasonable discretion, shall have consented to) and to agree to such amendments or modifications thereto as the Seller Representative, in its reasonable discretion, may deem necessary or desirable to give effect to the matters set forth in this Article XII;

                  (b) To execute and deliver such waivers and consents in connection with this Agreement and the consummation of the transactions contemplated hereby as the Seller Representative, in its reasonable discretion, may deem necessary or desirable to give effect to the intentions of this Agreement;

                  (c) As the Seller Representative of the Sellers, to enforce and protect the rights and interests of such Sellers and to enforce and protect the rights and interests of the Seller Representative arising out of or under or in any manner relating to this Agreement and the Escrow Agreement (including, but not limited to, in connection with any and all Claims for indemnification brought by any Indemnitee under Article XI of this Agreement) and, in connection therewith, to (i) assert any Claim or institute any Action; (ii) investigate, defend, contest or litigate any Claim or Action initiated by any Indemnitee, or any other Person, against the Sellers (or any one of them) and/or the Escrow Assets, and receive process on behalf of any or all of the Sellers in any such Claim or Action and compromise or settle on such terms as the Seller Representative shall determine to be appropriate, give receipts, releases and discharges on behalf of all of the Sellers (or any one of them) with respect to any such Claim or Action; (iii) file any proofs, debts, Claims or petitions as the Seller Representative may deem advisable or necessary; (iv) settle or compromise any Claims asserted under Article XI of this Agreement; (v) assume, on behalf of all of the Sellers, the defense of any Claim that is the basis of any Claim asserted under Article XI of this Agreement; and (vi) file and prosecute appeals from any decision, judgment or award rendered in any of the foregoing Actions, it being understood that the Seller Representative shall not have any obligation to take any such actions, and shall not have liability for any failure to take any such action;

                  (d) To enforce payment from the Escrow Assets on behalf of the Sellers (or any one of them), in the name of the Seller Representative or, if the Seller Representative so elects, upon at least 15 days' prior written notice to the Sellers and in the absence of written instructions to the contrary, in the names of one or more of the Sellers;

                  (e) To cause to be paid out of the Escrow Assets the full amount of any judgment or judgments and legal interest and costs awarded in favor of Purchaser or Representative of Purchaser arising out of the indemnification provisions set forth in Article XI of this Agreement;

                  (f) To refrain from enforcing any right of the Sellers or any one of them and/or of the Seller Representative arising out of or under or in any manner relating to this Agreement or the Escrow Agreement;

                  (g) To make, execute, acknowledge and deliver all such other agreements, guarantees, orders, receipts, endorsements, notices, requests, instructions, certificates, stock powers, letters and other writings, and, in general, to do any and all things and to take any and all action that the Seller Representative, in its sole and absolute discretion, may consider necessary or proper or convenient in connection with or to carry out the activities described in paragraphs (a) through (f) above and the transactions contemplated by this Agreement and the Escrow Agreement.

         The grant of authority provided for in this Section 12.1: (i) is coupled with an interest and is being granted, in part, as an inducement to Purchaser to enter into this Agreement and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Seller and shall be binding on any successor thereto; (ii) subject to the provisions of Section 12.2 below, may be exercised by the Seller Representative acting by signing as Seller Representative of each of the Sellers; and (iii) shall survive any distribution from the Escrow Agent.

         Section 12.2 Removal and Replacement of Seller Representative; Successor Seller Representative; Action by Seller Representative.

                  (a) If Seller Representative is unable or unavailable to perform his duties hereunder, a Seller Representative, who shall be a Seller or a representative of a non-individual Seller, shall be appointed by the Sellers who, immediately prior to the Closing Date, hold a majority of the Shares, unless such Person is unable or unwilling to accept such appointment.

                  (b) Any Seller Representative, or all of them, may be removed at any time by a written notice delivered by Sellers who, immediately prior to the Closing Date, hold a majority of the Shares to the Seller Representative, the other Sellers and the Purchaser. A Seller Representative so removed shall be replaced promptly by the Sellers who, immediately prior to the Closing Date, hold a majority of the Shares by written notice delivered to all of the other Sellers and Purchaser.

                  (c) If any successor Seller Representative is appointed as contemplated in Sections 12.2(a) or 12.2(b), written notice of such appointment executed by the Sellers who, immediately prior to the Closing Date, hold a majority of the Shares shall be delivered to the Seller Representative, the other Sellers and Purchaser. Any successor Seller Representative shall have all of the authority and responsibilities conferred upon or delegated to a Seller Representative pursuant to this Article XII.

         Section 12.3 Reliance; Limitation as to Purchaser.

                  (a) Purchaser and the Escrow Agent may conclusively and absolutely rely, without inquiry, and until the receipt of written notice of a change of the Seller Representative under Section 12.2 may continue to rely, without inquiry, upon the action of the Seller Representative as the action of each of the Sellers in all matters referred to in this Article XII.

                  (b) Each of the Parties hereby acknowledges and agrees that, except as set forth in this Section 12.3, the provisions of this Article XII create no binding obligations between Purchaser, on the one hand, and the Sellers, on the other hand; provided, however, that if Purchaser is given written notice of the appointment of a successor Seller Representative as contemplated in Section 12.2, Purchaser shall be obligated to recognize, and shall only be able to so rely upon the action of, such successor Seller Representative as the Seller Representative for all purposes under this Agreement.

                                 ARTICLE XIII.
                       ARBITRATION AND EQUITABLE REMEDIES

         Section 13.1 Settlement Meeting. The Parties will attempt in good faith to resolve promptly through negotiations any dispute under this Agreement (other than disagreements governed by Section 6.7, 8.7(f) or 14.12 or as otherwise provided in Section 13.5). If any such dispute should arise, the Parties will meet at least once to attempt to resolve the matter (the "SETTLEMENT MEETING"). Any Party may request the other Parties to attend a Settlement Meeting at a mutually agreed time and place within 10 days after delivery of a notice of a dispute. The occurrence of a Settlement Meeting with respect to a dispute will be a condition precedent to seeking any arbitration or judicial remedy, provided that if a Party refuses to attend a Settlement Meeting the other Parties may proceed to seek such remedy.

         Section 13.2 Arbitration Proceedings. If the Parties have not resolved a dispute at the Settlement Meeting any Party may submit the matter to arbitration. A panel of three arbitrators will conduct the arbitration proceedings in accordance with the provisions of the Federal Arbitration Act (99 U.S.C. Section 1 et seq.) and the Commercial Arbitration Rules of the American Arbitration Association (the "ARBITRATION RULES"). The decision of a majority of the panel will be the decision of the arbitrators.

                  (a) Arbitration Notice. To submit a dispute to arbitration, a Party will furnish the other Parties and the American Arbitration Association with a notice (the "ARBITRATION NOTICE") containing (i) the name and address of such Party, (ii) the nature of the dispute in reasonable detail, (iii) the Party's intent to commence arbitration proceedings under this Agreement, and
(iv) the other information required under the Federal Arbitration Act and the Arbitration Rules.

                  (b) Selection of Arbitrators. Within ten days after delivery of the Arbitration Notice, Purchaser and the Sellers, as a group, will each select one arbitrator from the list of the American Arbitration Association's National Panel of Commercial Arbitrators. Within 10 days after the selection of the last of those two arbitrators, those two arbitrators will select the third arbitrator from such list. If the first two arbitrators cannot select a third arbitrator within such ten day period, the American Arbitration Association will select a third arbitrator from the list. Each arbitrator will be an individual not subject to disqualification under Rule No. 19 of the Arbitration Rules with experience in settling complex litigation involving mergers and acquisitions.

                  (c) Arbitration Final. The arbitration of the matters in controversy and the determination of any amount of damages or indemnification will be final and binding upon the Parties to the maximum extent permitted by Law, provided that any Party may seek any equitable remedy available under Law as provided in this Agreement. This agreement to arbitrate is irrevocable.

         Section 13.3 Place of Arbitration. Any arbitration proceedings will be conducted in Dallas, Texas or at such other location as the Parties may agree. The arbitrators will hold the arbitration proceedings within 60 days after the selection of the third arbitrator.

         Section 13.4 Discovery. During the period beginning with the selection of the third arbitrator and ending upon the conclusion of the arbitration proceedings, the arbitrators will have the authority to permit the Parties to conduct such discovery as the arbitrators consider appropriate.

         Section 13.5 Equitable Remedies. Notwithstanding anything else in this Agreement to the contrary, after the Settlement Meeting, a Party will be entitled to seek any equitable remedies available under Law or this Agreement, including an injunction prohibiting a breach of the provisions of Section 6.7 or an Order requiring a Seller to perform this Agreement pursuant to Section 14.12. Any such equitable remedies will be in addition to any damages or indemnification rights that such Party may assert in an arbitration proceeding.

         Section 13.6 Exclusive Jurisdiction. The Parties agree that any claim for equitable relief relating to this Agreement will be instituted in a federal or state court sitting in Dallas, Texas, which courts and their respective appellate courts will be the exclusive venue for any such claim. Each Party waives any objection that it may have to the laying of such venue, and irrevocably submits to the jurisdiction of any such court with respect to any such claim. Any service of process and other notice in any such case will be effective against a Party when transmitted in accordance with Section 14.7, provided that a Party also may serve process in any manner permitted by Law.

         Section 13.7 Judgments. Any arbitration award under this Agreement will be final and binding. Any court having jurisdiction may enter judgment on such arbitration award upon application of a Party.

         Section 13.8 Expenses. If any Party commences arbitration proceedings or court proceedings seeking equitable relief with respect to this Agreement, the prevailing Party in such arbitration proceedings or case may receive as part of any award or judgment reimbursement of such Party's reasonable attorneys' fees and expenses to the extent that the arbitrators or court considers appropriate.

         Section 13.9 Cost of the Arbitration. The arbitrators will assess the costs of the arbitration proceedings, including their fees, to the Parties in such proportions as the arbitrators consider reasonable under the circumstances.

         Section 13.10 Exclusivity of Remedies. To the extent permitted by Law, the arbitration and judicial remedies set forth in this Article XII will be the exclusive remedies available to the Parties with respect to any dispute under this Agreement (other than remedies provided in Sections 6.7, 8.7(f) or 14.12).

                                  ARTICLE XIV.
                                  MISCELLANEOUS

         Section 14.1 Amendment. No amendment of this Agreement will be effective unless in a writing signed by the Parties.

         Section 14.2 Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original agreement, but all of which will constitute one and the same agreement. Any Party may execute and deliver this Agreement by an executed signature page transmitted by a facsimile machine. If a Party transmits its signature page by a facsimile machine, such Party will promptly thereafter deliver an originally executed signature page to the other Parties, provided that any failure to deliver such an originally executed signature page will not affect the validity, legality, or enforceability of this Agreement.

         Section 14.3 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties and supersedes all prior agreements and understandings, both written and oral, and all contemporaneous oral agreements and understandings with respect to the subject matter of this Agreement.

         Section 14.4 Governing Law. THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

         Section 14.5 No Assignment. No Party may assign its benefits or delegate its duties under this Agreement without the prior written consent of the other Parties. Any attempted assignment or delegation without such prior written consent shall be void. Notwithstanding this prohibition against assignment and delegation, Purchaser may assign its rights and delegate its duties under this Agreement to an Affiliate of Purchaser without the Sellers' consent. Upon Purchaser's assignment of its benefits and delegation of its duties under this Agreement to an Affiliate, Purchaser shall be released from any obligations under this Agreement, except with respect to its obligations to repay the Notes for which it shall remain liable. In addition, after the Closing, Purchaser may assign its rights under this Agreement (but not its obligations with regard to the Notes) to a purchaser of all of the assets or equity of Purchaser, or any other successor-in-interest to Purchaser, without the Sellers' consent, and any such purchaser and any subsequent purchasers of all of the assets or equity of Purchaser may similarly assign such rights.

         Section 14.6 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and no other Person will have any right, interest, or claim under this Agreement.

         Section 14.7 Notices. Unless otherwise provided elsewhere in this Agreement, all claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications will be considered received (a) on the day of actual transmittal when transmitted by hand delivery, (b) on the day of actual transmittal when transmitted by facsimile with written confirmation of such transmittal, (c) on the next business day following actual transmittal when transmitted by a nationally recognized overnight courier, or (d) on the third business day following actual transmittal when transmitted by certified or registered United States mail, postage prepaid, return receipt requested; in each case when transmitted to a Party at its address or location set forth below (or to such other address to which such Party has notified the other Parties in accordance with this Section to send such claims, consents, designations, notices, waivers, and other communications).

         Purchaser:        Richmont Marketing Specialists, Inc.
                           17855 N. Dallas Parkway
                           Dallas, Texas 75287
                           Attn: Bruce Butler, President and COO
                           Nancy K. Jagielski, Esq.
                           Telephone: (972) 349-6253
                           Facsimile: (972) 349-6448

         Copy to:          Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           1700 Pacific Avenue
                           Suite 4100
                           Dallas, Texas 75201
                           Attn:  Alan M. Utay
                           Telephone: (214) 969-4256
                           Facsimile: (214) 969-4343

         Company:          Paul Inman Associates, Inc.
                           30095 Northwestern Highway
                           Farmington Hills, Michigan 48334
                           Attn:    Ronald K. Fairchild
                           Telephone:  (248) 626-8300
                           Facsimile: (248) 626-6893

         Sellers:          E. Malcolm York
                           Seller Representative
                           35018 Old Timber Road
                           Farmington Hills, MI 48331-1437

         Copy to:          Miro Weiner & Kramer
                           500 N. Woodward Avenue
                           Suite 100
                           Bloomfield Hills, Michigan 48304
                           Attn:  Roberta Granadier, Esq.
                           Telephone:  (248) 258-1218
                           Facsimile: (248) 646-2681

         Section 14.8 Public Announcements. The Parties will agree on the terms of any press releases or other public announcements related to this Agreement, and will consult with each other before issuing any press releases or other public announcements related to this Agreement. The parties agree, to the extent practicable, to consult with each other regarding any such public announcement in advance thereof.

         Section 14.9 Representation by Legal Counsel. Each Party is a sophisticated Person that was advised by experienced legal counsel and other advisors in the negotiation and preparation of this Agreement.

         Section 14.10 Schedules. All references in this Agreement to schedules will mean the schedules identified in this Agreement, which are incorporated into this Agreement and will be deemed a part of this Agreement for all purposes. Each Section of this Agreement that refers to a schedule will have a separate schedule. In addition, any disclosure under a particular Section's schedule will be made under the heading of any relevant subsection of such Section. A disclosure of an item in a schedule for a particular Section or under a heading in a schedule corresponding to a particular subsection will not be a disclosure under any other Section's schedule or any other subsection, unless so noted specifically on such schedule. The Sellers have made available or delivered to Purchaser a correct and complete copy of each document described on each schedule to this Agreement and a correct and complete written description of each unwritten arrangement or other item described on each such schedule.

         Section 14.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will not invalidate the remaining provisions of this Agreement or affect the validity or enforceability of such provision in any other jurisdiction. In addition, any such prohibited or unenforceable provision will be given effect to the extent possible in the jurisdiction where such provision is prohibited or unenforceable.

         Section 14.12 Specific Performance. Each Seller acknowledges that the benefits that Purchaser will derive from the transactions contemplated by this Agreement are unique and irreplaceable. Accordingly, if such Seller improperly abandons or terminates this Agreement, Purchaser would not have an adequate remedy at law. Purchaser therefore will be entitled to a court order requiring such Seller to perform this Agreement. No Seller will be entitled to specific performance of this Agreement.

         Section 14.13 Successors. This Agreement will be binding upon and will inure to the benefit of each Party and its heirs, legal representatives, permitted assigns, and successors, provided that this Section will not permit the assignment or other transfer of this Agreement, whether by operation of law or otherwise, if such assignment or other transfer is not otherwise permitted under this Agreement.

         Section 14.14 Time of the Essence. Time is of the essence in the performance of this Agreement and all dates and periods specified in this Agreement.

         Section 14.15 Waiver. No provision of this Agreement will be considered waived unless such waiver is in writing and signed by the Party that benefits from the enforcement of such provision. No waiver of any provision in this Agreement, however, will be deemed a waiver of a subsequent breach of such provision or a waiver of a similar provision. In addition, a waiver of any breach or a failure to enforce any term or condition of this Agreement will not in any way affect, limit, or waive a Party's rights under this Agreement at any time to enforce strict compliance thereafter with every term and condition of this Agreement.

         Section 14.16 No Waiver Relating to Claims of Fraud. The liability of any Party under Article XI shall be in addition to, and not exclusive of, any other liability that such Party may have at law or equity based on such Party's willful breach of any covenant set forth in this Agreement or such Party's fraudulent acts or omissions. None of the provisions set forth in this Agreement, including but not limited to the provisions set forth in Section 11.8, 11.9 and 11.10, shall be deemed a waiver by any Party to this Agreement of any right or remedy which such party may have at law or equity based on any other Party's willful breach of any covenant set forth in this Agreement or any Party's fraudulent acts or omissions, nor shall any such provisions limit, or be deemed to limit, (a) the amounts of recoveries sought or awarded in any Claim based on any other Party's willful breach of any covenant set forth in this Agreement or any Party's fraudulent acts or omissions, (b) the time period during which a Claim based on any other Party's willful breach of any covenant set forth in this Agreement or any Party's fraudulent acts or omissions may be brought, or (c) the recourse which any party may seek against another party with respect to a Claim based on any other Party's fraudulent acts or omissions; provided, that with respect to such rights and remedies at law or equity, the Parties further acknowledge and agree that none of the provisions of this Section 14.16 nor any reference to this Section 14.16 throughout this Agreement, shall be deemed a waiver of any defenses which may be available in respect to Actions or Claims based on any other Party's willful breach of any covenant set forth in this Agreement or any Party's fraudulent acts or omissions, including, but not limited to, defenses of statutes of limitations or limitations of damages.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Party executed, or caused a duly authorized officer to execute, this Agreement as of the Signing Date.

PURCHASER:                             RICHMONT MARKETING SPECIALISTS INC.,
                                       a Delaware corporation



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


COMPANY:                               PAUL INMAN ASSOCIATES, INC., a Michigan
                                       corporation



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


SELLERS:                               PAUL INMAN ASSOCIATES, INC., EMPLOYEE
                                       STOCK OWNERSHIP PLAN & TRUST

                                       By: Comerica Bank, Trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




                                       -----------------------------------------
                                       Richard W. Domine



                                       -----------------------------------------
                                       Kenneth A. Elwert



                                       -----------------------------------------
                                       Ronald K. Fairchild

                                       Philip G. Fischioni Trust



                                       By:
                                          --------------------------------------
                                          Philip G. Fischioni, Trustee



                                       -----------------------------------------
                                       Dennis M. Hoppe



                                       -----------------------------------------
                                       Raymond J. Peuler, Jr.



                                       -----------------------------------------
                                       Charles W. Pountney


                                       Joseph C. and Diana L. Rimarcik Trust



                                       By:
                                          --------------------------------------
                                          Joseph C. Rimarcik, Trustee


                                       E. Malcolm York Charitable Remainder
                                       Trust UTA dated January 16, 1997



                                       By:
                                          --------------------------------------
                                          E. Malcolm York, Trustee


                                       E. Malcolm York Trust UTA dated
                                       July 9, 1975



                                       By:
                                          --------------------------------------
                                          E. Malcolm York, Trustee

RESTRICTED PERSONS:


                                       -----------------------------------------
                                       Joseph C. Rimarcik, for the purposes set forth in Section 6.7 only



                                       -----------------------------------------
                                       Philip G. Fischioni, for the purposes set forth in Section 6.7 only



                                       -----------------------------------------
                                       E. Malcolm York, for the purposes set
                                       forth in Section 6.7 only

                                   APPENDIX A

                     DEFINITIONS AND RULES OF INTERPRETATION


         Definitions. Unless the context otherwise requires, the terms defined in this Appendix will have the meanings specified below for all purposes of this
Agreement:

         (a) "ACCOUNTS RECEIVABLE" will have the meaning set forth in Section 4.11.

         (b) "ACTION" means any action, arbitration proceeding, cause of action, charge, counterclaim, cross claim, inquiry, investigation, legal action, litigation, Order, proceeding, or suit.

         (c) "ACQUISITION PROPOSAL" means any proposal or offer, other than a proposal or offer by Purchaser with respect to (a) any merger, reorganization, recapitalization, consolidation, share exchange, business combination, liquidation, dissolution or other similar transaction involving Company (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 5% or more of the assets of Company, in a single transaction or series of transactions (whether related or unrelated), other than inventory sold, leased, exchanged, mortgaged, pledged, transferred or otherwise disposed of in the ordinary course of business, (c) any sale of, tender offer or exchange offer for 5% or more of the outstanding shares of any class of Company's capital stock or any class of Company's debt securities or the filing of a registration statement under the Securities Act in connection therewith, (d) the acquisition by any Person of beneficial ownership of 5% or more of the then outstanding shares of any class of Company's capital stock or any class of Company's debt securities or (e) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         (d) "AFFILIATE" will mean any Person who, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used in this Agreement, the term "Control," whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and Control will be presumed to exist, with respect to any Person, where any other Person of which the securities or other ownership interests representing fifty percent (50%) or more of the equity or fifty percent (50%) made, owned, Controlled or held, directly or indirectly, by such Person.

         (e) "AGREEMENT" will have the meaning set forth in the first paragraph.

         (f) "ARBITRATION NOTICE" will have the meaning set forth in Section 12.2(a).

         (g) "ARBITRATION RULES" will have the meaning set forth in Section
12.2.

         (h) "ASSETS" will have the meaning set forth in Section 4.10(a).

         (i) "BALANCE SHEET DATE" will have the meaning set forth in Section 4.7(a).

         (j) "BANK ACCOUNTS" will have the meaning set forth in Section 4.26.

         (k) "BOOKS AND RECORDS" will mean all the books and records maintained by or for Company, including all accounting records, minute books, stock records, computerized records and storage media and the software used in connection therewith.

         (l) "BUSINESS" will have the meaning set forth in Preliminary Statement A.

         (m) "BUSINESS DAY" will mean any day other than a day on which commercial banks in Dallas, Texas are authorized to close under applicable Law.

         (n) "CHARTER DOCUMENTS" will mean (i) in the case of a corporation, its articles or certificate of incorporation and its bylaws, (ii) in the case of a partnership, its partnership certificate and its partnership agreement, and
(iii) in the case of any other Person, its organic and governing documents, in each case as such document has been amended or supplemented from time to time prior to the Signing Date.

         (o) "CLAIM" will mean any arbitration award, assessment, charge, citation, claim, damage, demand, directive, expense, fine, interest, joint or several liability, lawsuit, notice, obligation, payment, penalty, or summons of any kind or nature whatsoever, including any damages incurred because of the claimant's negligence or gross negligence or any strict liability imposed upon the claimant, any consequential or punitive damages, and any reasonable attorneys' fees and expenses. A Claim will be considered to exist even though it may be conditional, contingent, indirect, potential, secondary, unaccrued, unasserted, unknown, unliquidated, or unmatured.

         (p) "CLOSING" will have the meaning set forth in Section 2.1.

         (q) "CLOSING DATE" will have the meaning set forth in Section 2.1.

         (r) "CODE" will mean the Internal Revenue Code of 1986.

         (s) "COMERICA LOAN" means all obligations of Company to Comerica which exist as of, or may accrue after, the Signing Date.

         (t) "COMMON STOCK" will have the meaning set forth in Preliminary Statement B.

         (u) "COMPANY" will have the meaning set forth in the first paragraph.

         (v) "COMPANY EMPLOYEE BENEFIT PLANS" will have the meaning set forth in the Section 4.24(d).

         (w) "COMPANY'S KNOWLEDGE" will mean the actual knowledge as of the date that a specific representation or warranty is made or deemed made, after reasonable inquiry, of Richard M. Domine, Kenneth A. Elwert, Ronald K. Fairchild, Philip G. Fischioni, Dennis M. Hoppe, Raymond J. Peuler, Jr., Charles
W. Pountney, Joseph C. Rimarcik and/or E. Malcolm York.

         (x) "COMPANY PENSION BENEFIT PLANS" will have the meaning set forth in
Section 4.24(b)

         (y) "COMPANY WELFARE BENEFIT PLANS" will have the meaning set forth
Section 4.24(a).

         (z) "CONFIDENTIAL INFORMATION" means any proprietary information, and any information which Purchaser reasonably considers to be proprietary, pertaining to Company's and Purchaser's past, present or prospective business secrets, methods or policies, earnings, finances, security holders, lenders, key employees, nature of services performed by such entity's sales personnel, procedures, standards and methods, information relating to arrangements with suppliers, the identity and requirements of arrangements with principals, the type, volume or profitability of services or products for principals, drawings, records, reports, documents, manuals, techniques, ratings, information, data, statistics and trade secrets, whether or not reduced to writing, except to the extent that such information is generally available to the public or the industry in which Company operates.

         (aa) "CONSENT" will mean a consent, approval, order, authorization or waiver from, notice to or declaration, registration or filing with any Person.

         (bb) "EMPLOYEE BENEFIT PLAN" will mean any (i) Pension Benefit Plan,
(ii) Welfare Benefit Plan, (iii) accident, dental, disability, health, life, medical, or vision plan or insurance policy, (iv) bonus, executive, incentive or deferred compensation plan, (v) change in control plan, (vi) fringe benefits and perquisites, (vii) holiday, sick pay, leave, vacation, moving or tuition reimbursement or other similar policy, (viii) stock option, stock purchase, phantom stock, restricted stock or stock appreciation plan, (ix) severance plan, or (x) other employee arrangement, commitment, custom, policy or practice.

         (cc) "EMPLOYEES" will have the meaning set forth in Section 4.23(a).

         (dd) "ENCUMBERED INSTRUMENT" will mean any contract and lease that by its terms requires Consent from a third party in order to transfer the rights and obligations thereunder.

         (ee) "ENCUMBRANCE" will mean any title defect or objection, mortgage, lien, deed of trust, equity, judgment, claim, restrictive covenant, use restriction, charge, pledge, security interest or other encumbrance of any nature whatsoever, including all leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements.

         (ff) "ENVIRONMENTAL LAW" will mean (i) the Clean Air Act (42 U.S.C.
Section 7401 et seq.), (ii) the Clean Water Act or Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), (iii) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), (iv) the Hazardous Materials Transportation Act (49 U.S.C. Section 5101 et seq.), (v) the National Environmental Policy Act (42 U.S.C. Section 4321 et seq.), (vi) the Oil Pollution Act of 1990 (33 U.S.C. Section 2701 et seq.),
(vii) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984 (42 U.S.C. Section 6901 et seq.), (viii) the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), (ix) the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 USC Section 11001 et seq.), the Federal Insecticide,

Fungicide, and Rodenticide Act (7 U.S.C Section 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.); (x) any state, local, tribal, or foreign law, ordinance, regulation, or statute analogous to any of the foregoing statutes, (xi) any regulations promulgated pursuant thereto, or
(xii) any other federal, state, local, tribal, or foreign law, ordinance, regulation, rule or statute prohibiting, regulating, rule or restricting the disposal, generation, handling, placement, recycling, release, storage, transportation or treatment of any contaminant, liquid, mass, material, matter, pollutant, solid, substance, or waste classified or considered to be hazardous or toxic to human health or the environment or otherwise related to environmental protection or health and safety.

         (gg) "ERISA" will mean the Employee Retirement Income Security Act of 1974, as amended.

         (hh) "ESCROW AGENT" will mean Chase Bank of Texas and includes its successors or assigns.

         (ii) "ESCROW AGREEMENT" will have the meaning set forth in Section 2.2.

         (jj) "ESCROW DEPOSIT" will have the meaning set forth in Section
1.3(b).

         (kk) "ESOP" will have the meaning set forth in the first paragraph.

         (ll) "ESOP PAYMENT" will have the meaning set forth in Section 1.3(a).

         (mm) "GOVERNMENTAL AUTHORITY" will mean any federal, state, local, tribal, foreign or other governmental agency, department, branch, commission, board, bureau, court, instrumentality or body.

         (nn) "HAZARDOUS MATERIAL" will mean (i) any contaminant, liquid, mass, material, matter, pollutant, solid, substance, or waste for which any Environmental Law limits, prohibits, or regulates its disposal, generation, handling, placement, recycling, release, storage, transportation or treatment,
(ii) any carcinogenic, corrosive, explosive, flammable, infectious, mutagenic, radioactive, or toxic substance, (iii) any diesel fuel, gasoline, or other petroleum product in an unconfined manner, (iv) any substance that contains polychlorinated biphenyls, (v) any substance that contains asbestos, (vi) any substance that contains urea formaldehyde foam installation, (vii) any substance that constitutes a nuisance upon any property, (viii) any substance that imposes a hazard to the health or safety of any individual; or (ix) any material that is defined as a "hazardous waste," "hazardous substance," "hazardous material," "restricted hazardous waste," "industrial waste," "solid waste," "special waste," "toxic waste," or "toxic substance" under any Environmental Law.

         (oo) "INDEMNITEE" will have the meaning set forth in Section 11.3(a).

         (pp) "INDEMNITOR" will have the meaning set forth in Section 11.3(a).

         (qq) "INDEPENDENT PERSON" will have the meaning set forth in Section 8.7(f).

         (rr) "INITIAL MAXIMUM SHAREHOLDER ESCROW AMOUNT" shall mean with respect to any Seller the amount listed on Schedule 1.1 opposite the name of such Seller.

         (ss) "INSURANCE POLICIES" will have the meaning set forth in Section 4.16.

         (tt) "INTANGIBLE ASSET" will mean any patent, trademark, trademark license, computer software (including, without limitation, the algorithms of such software), trade name, masthead, brand name, slogan, copyright, reprint right, franchise, license, process, authorization, invention, know-how, formula, trade secret and other intangible asset, together with any pending application, continuation-in-part or extension therefor or common law rights thereto, regardless of whether the same is registered or unregistered.

         (uu) "INTERIM BALANCE SHEET" will have the meaning set forth in Section 4.7(b).

         (vv) "INTERIM FINANCIAL STATEMENTS" will have the meaning set forth in
Section 4.7(b).

         (ww) "LAW" will mean any applicable code, statute, law, common law, rule, regulation, ordinance or Order, writ or injunction of any Governmental Authority.

         (xx) "LAW AFFECTING CREDITORS' RIGHTS" will mean any bankruptcy, fraudulent conveyance or transfer, insolvency, moratorium, reorganization, or other law affecting the enforcement of creditors' rights generally, and any general principles of equity.

         (yy) "MARKET DEVELOPMENT FUND ACCOUNTS" will have the meaning set forth in Section 4.35.

         (zz) "MATERIAL ADVERSE CHANGE (OR EFFECT)" means a change (or effect), in the condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations, business or prospects, which change (or effect), individually or in the aggregate, is materially adverse to such condition, properties, assets, liabilities, rights, obligations, operations, business or prospects.

         (aaa) "MATERIAL CONTRACTS" will have the meaning set forth in Section 4.17.

         (bbb) "MAXIMUM SHAREHOLDER ESCROW AMOUNT" means, with respect to any Person, such Person's Initial Maximum Shareholder Escrow Amount, as the same may be increased or decreased pursuant to the Escrow Agreement.

         (ccc) "MERKERT" will have the meaning set forth in Section 2.1.

         (ddd) "NON-COMPETITION PARTY" will mean each of the Sellers and Restricted Persons.

         (eee) "NON-ESOP PAYMENT" will have the meaning set forth in Section 1.3(b).

         (fff) "NOTE" will have the meaning set forth in Section 1.3(b).

         (ggg) "ORDER" will mean any consent decree, decree, determination, injunction, judgment, order, or writ of any arbitrator or Governmental Authority.

         (hhh) "OWNED REAL PROPERTY" will have the meaning set forth in Section 4.13(a).

         (iii) "PARTY" will have the meaning set forth in the first paragraph.

         (jjj) "PENSION BENEFIT PLAN" will mean (i) an "employee pension benefit plan" as defined in Section 3(2) of ERISA, and (ii) a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

         (kkk) "PERMIT" will mean any license, approval, certificate, franchise, registration, permit or authorization issuable by any Governmental Authority.

         (lll) "PERMITTED ENCUMBRANCE" will mean any Encumbrance directly related to (i) Taxes that are not yet due and payable or Taxes that are being contested in good faith by an appropriate proceeding, and in each case as to which adequate reserves have been established in accordance with normal, customary and reasonable accounting practices applied by Company on a consistent basis, (ii) Encumbrances shown on the Interim Balance Sheet as securing specified Claims with respect to which no breach or default exists, (iii) workers', repairmen's and similar Encumbrances imposed by Law that have been incurred in the ordinary course of business, and (iv) any other Encumbrance that is not material arising since the date of the Interim Balance Sheet in the ordinary course of business and consistent with past practices.

         (mmm) "PERSON" will mean any association, bank, business trust, corporation, estate, general partnership, Governmental Authority, individual, joint stock company, joint venture, labor union, limited liability company, limited partnership, non-profit corporation, professional association, professional corporation, trust, or any other organization or entity.

         (nnn) "PERSONAL PROPERTY LEASES" will have the meaning set forth in
Section 4.14(b).

         (ooo) "PLAN" will mean any bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance, hospitalization or other medical, life or other insurance, supplemental unemployment benefit, profit sharing, pension, or retirement plan, program, agreement or arrangement.

         (ppp) "PURCHASE PRICE" will have the meaning set forth in Section 1.2.

         (qqq) "PURCHASER" will have the meaning set forth in first paragraph.

         (rrr) "REAL PROPERTY LEASES" will have the meaning set forth in Section 4.13(b).

         (sss) "RESTRICTED PERSONS" will have the meaning set forth in the first paragraph.

         (ttt) "REPRESENTATIVES" will mean, with respect to a Person, such Person's directors, employees, officers, agents, accountants, affiliates, consultants, investment bankers, attorneys, lenders, representatives and shareholders.

         (uuu) "REQUIRED CONSENTS" will have the meaning set forth in Section 8.2(b).

         (vvv) "REQUIRED PERMITS" will have the meaning set forth in Section 8.3(b).

         (www) "RETURNS" will have the meaning set forth in Section 4.25(a).

         (xxx) "REVIEWED FINANCIAL STATEMENTS" will have the meaning set forth in Section 4.7(a).

         (yyy) "RMSI CREDIT AGREEMENT" will mean that certain Amended and Restated Credit Agreement dated as of December 1, 1997, among Purchaser, as borrower, The Chase Manhattan Bank, individually and as agent for itself and the other banks listed therein, and each of the banks or other lending institutions which are signatories thereto, as amended and modified from time to time.

         (zzz) "RMSI INDENTURE" will mean that certain Indenture dated as of December 19, 1991, by and between Purchaser, as Issuer, and Texas Commerce Bank National Association, as trustee, relating to $100,000,000 of 10 1/8 % Senior Subordinated Notes due 2007.

         (aaaa) "SECURITIES ACT" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         (bbbb) "SELLER" will have the meaning set forth in the first paragraph.

         (cccc) "SETTLEMENT MEETING" will have the meaning set forth in Section 12.1.

         (dddd) "SHARES" will have the meaning set forth in Section 1.1.

         (eeee) "SIGNING DATE" will have the meaning set forth in the first paragraph.

         (ffff) "SYSTEM" will have the meaning set forth in Section 4.42(a).

         (gggg) "TAX" will mean any assessment, charge, duty, fee, impost, levy, tariff, or tax of any nature whatsoever imposed by any Governmental Authority or payable pursuant to any tax sharing agreement, including any income, payroll, withholding, excise, gift, alternative minimum, capital gain, added value, social security, sales, use, real and personal property, use and occupancy, business and occupation, mercantile, real estate, capital stock, and franchise tax or charge, together with any related interest, penalties or additions thereon.

         (hhhh) "TRANSACTION DOCUMENTS" will mean this Agreement, the Notes, and all other documents and instruments executed and delivered pursuant to or in furtherance of this Agreement (including all employment agreement, non-competition agreements).

         (iiii) "WELFARE BENEFIT PLAN" will mean an "employee welfare benefit plan" as defined in Section 3(1) of ERISA, including an employee welfare benefit plan which is a "multiemployer welfare plan" as defined in Section 3(37) of ERISA and a "multiple employer welfare arrangement" as defined in Section 3(40) of ERISA.

         (jjjj) "YEAR-END BALANCE SHEET" will have the meaning set forth in
Section 4.7(a).

         Accounting Terms. Except as otherwise provided in this Agreement, all accounting terms defined in this Agreement, whether defined in this Article or otherwise, will be construed in accordance with GAAP applied on a consistent basis.

         Articles, Sections, Exhibits and Schedules. Except as otherwise specifically stated, references to Articles, Sections, Exhibits and Schedules refer to the Articles, Sections, Exhibits and Schedules of this Agreement.

         Attorneys' Fees. Whenever this Agreement refers to a Person's "attorneys' fees and expenses," such reference also will include any fees and expenses of accountants, experts, investigators, and other professional advisors whose services such Person's attorney considered advisable in connection with the prosecution or defense of the particular matter.

         Breach. The term "breach" with respect to any contract or instrument means any breach or violation of, or default under, such contract or instrument, any conflict with another contract or instrument or any emergence of a right of another party to such contract or instrument to accelerate, cancel, modify or terminate such contract or instrument, including any such breach, violation, default, conflict, or right that will arise after notice or lapse of time.

         Disclosure Thresholds. The establishment of any monetary thresholds for the disclosure of particular items will not create a materiality standard under this Agreement.

         Drafting. Neither this Agreement nor any provision set forth in this Agreement will be interpreted in favor of or against any Party because such Party or its legal counsel drafted this Agreement or such provision. No prior draft of this Agreement or any provision set forth in this Agreement will be used when interpreting this Agreement or its provisions.

         Headings. Article and section headings are used in this Agreement only as a matter of convenience and will not have any effect upon the construction or interpretation of this Agreement.

         Include. The term "include" or any derivative of such term does not mean that the items following such term are the only types of such items.

         Or. The term "or" will not be interpreted as excluding any of the items described.

         Plural and Singular Words. Whenever the plural form of a word is used in this Agreement, that word will include the singular form of that word. Whenever the singular form of a word is used in this Agreement, that word will include the plural form of that word.

         Pronouns. Whenever a pronoun of a particular gender is used in this Agreement, if appropriate that pronoun also will refer to the other gender and the neuter. Whenever a neuter pronoun is used in this Agreement, if appropriate that pronoun also will refer to the masculine and feminine gender.

         Representations and Warranties. Sellers' representations and warranties under this Agreement will mean the representations and warranties set forth in Articles III and IV and the reaffirmation of Sellers' representations and warranties in certificates delivered pursuant to Sections 2.2(a) and 2.3(a). Purchaser's representations and warranties under this Agreement will mean the representations and warranties set forth in Article V.

         Statutes. Any reference to Laws or any specific statute will include any changes to such Law or statute after the Signing Date, any successor Law or statute, and any regulations and rules promulgated under such Law or statute and any successor law or statute, whether promulgated before or after the Signing Date.

                                  SCHEDULE 1.1

            Ownership of the Shares and Allocation of Purchase Price

                                                                                                   Initial Maximum
                                                                                                     Shareholder
        Name and Address                           Certificate        Number     Cash Payment At       Escrow          Principal
         Of Shareholder             Tax I.D.         Numbers         Of Shares       Closing           Amount        Amount of Note
         --------------             --------         -------         ---------   ---------------   ----------------  --------------
Paul Inman Associates, Inc.       38-1617717
Employee Stock Ownership Plan &
Trust
Comerica Bank, Trustee
P.O. Box 75000
Detroit, Michigan 48275-3431
Tracy L. Harden, Trust Officer

   Profit Sharing Plan                            199                   27,190     1,297,106.13        62,393.87              0.00

   Stock Bonus Plan                               202, 209, 226,       145,100     6,922,033.82       332,966.18              0.00
                                                  227, 228, 229

Richard W. Domine                 ###-##-####     185, 203, 211,         3,400        77,197.90         7,802.10         85,000.00
2400 Rockhill Dr. NE                              221, 230
Grand Rapids, MI 49505

Kenneth A. Elwert                 ###-##-####     200                    2,000        45,410.53         4,589.47         50,000.00
7087 Lindenmere
Bloomfield Hills, MI 48301

Ronald K. Fairchild               ###-##-####     186, 204, 212,         8,900       202,076.85        20,423.15        222,500.00
39635 Muirfield Lane                              222, 231
Northville, MI 48167

Philip G. Fischioni Trust         ###-##-####     237, 238              11,680       265,197.48        26,802.52        292,000.00
Philip G. Fischioni, Trustee
28825 Salem
Farmington Hills, MI 48334

Dennis M. Hoppe                   ###-##-####     189, 206, 215,         4,720       107,168.85        10,831.15        118,000.00
6356 Trailridge Court                             224, 232, 240
Loveland, OH 45140-8156

Raymond J. Peuler, Jr.            ###-##-####     249, 256                 800        95,410.53         4,589.47              0.00
7349 Old Lantern Dr. SE                           Option                 1,200
Caledonia, MI 49316

Charles W. Pountney               ###-##-####     239, 248, 259          1,200        95,410.53         4,589.47              0.00
7491 Old Lantern Dr. SE                           Option                   800
Caledonia, MI 49316

Joseph C. and Diana L.            ###-##-####     235                    2,000        45,410.53         4,589.47         50,000.00
Rimarcik, Trust
Joseph C. Rimarcik, Trustee
1926 Grayslake Drive
Rochester Hills, MI 48306

E. Malcolm York, Trustee          38-3329781      254                    3,300       157,427.37         7,572.63              0.00
E. Malcolm York Charitable
Remainder Trust UTA dated
1/16/97

E. Malcolm York, Trustee
E. Malcolm York Trust
UTA dated July 9, 1975
35018 Old Timber Road
Farmington Hills, MI 48331-1437

E. Malcolm York, Trustee          38-6335222      254                    2,200        44,649.48        12,850.52        222,500.00
35018 Old Timber Road                             255                    3,400
Farmington Hills, MI 48331-1437

                                                                       -------   --------------      -----------     -------------

                           TOTAL                                       217,890   $9,354,5000.00      $500,000.00     $1,040,000.00
                                                                       =======   ==============      ===========     =============

                                 SCHEDULE 9.1(h)

                              Employment Agreements


Ronald K. Fairchild
Richard Scott Hatfield
Robert Weber
Jere D. Roudebush
Dennis M. Hoppe
Phillip G. Fischioni
Raymond J. Peuler, Jr.
Charles W. Pountney

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "AMENDMENT") is dated as of August 13, 1999, by and among Richmont Marketing Specialists Inc., a Delaware corporation, (the "PURCHASER"), Paul Inman Associates, Inc., a Michigan corporation (the "COMPANY"), and the other Persons listed on the signature pages attached hereto (collectively, the "SHAREHOLDERS").

                             PRELIMINARY STATEMENTS

         A. The parties have entered into that certain Stock Purchase Agreement dated as of May 14, 1999 (the "AGREEMENT") by and among Purchaser, the Company and the Shareholders, pursuant to which the Purchaser has agreed to purchase from the Shareholders, and the Shareholders have agreed to sell to the Purchaser, all of the issued and outstanding capital stock of the Company, subject to the terms and conditions of the Agreement. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

         B. Charles W. Pountney ("POUNTNEY") is one of the Shareholders and a party to the Agreement with certain rights and obligations thereunder.

         C. The Company has redeemed all of the stock and options of Pountney (the "REDEMPTION") in connection with the termination of his employment from the Company.

         D. As a result of the Redemption, the parties hereto desire to amend the Agreement as set forth in this Amendment

         NOW, THEREFORE, based on the foregoing, in consideration of the mutual promises contained herein and in the Purchase Agreement (as amended hereby), and subject to the terms and conditions set forth herein and in the Purchase Agreement (as amended hereby), the parties hereto agree as follows:

                             STATEMENT OF AGREEMENT

         1. Section 1.2 of the Agreement is hereby amended and restated in its entirety as follows:

                  Section 1.2 Purchase Price. The total consideration for the Shares will be the sum of $10,794,500, subject to any adjustment pursuant to Section 1.4 (as so adjusted, the "PURCHASE PRICE").

         2. Section 1.3 of the Agreement is hereby amended and restated in its entirety as follows:

                  Section 1.3 Payment of Purchase Price.

                                    (a) ESOP Shares. Subject to any adjustment
                  pursuant to Section 1.4, for and in full consideration of this Agreement and the transactions contemplated herein, at the Closing, Purchaser will pay to the ESOP an aggregate amount equal to $8,614,500, payable as follows: (i) the amount of $8,215,477.35 (the "ESOP PAYMENT") by wire transfer of immediately available funds to the bank account set forth on a notice given by the ESOP to Purchaser no later than three days prior to the Closing Date; and (ii) the amount of $399,022.65 (the "ESOP ESCROW DEPOSIT") to an account with the Escrow Agent to be held in escrow and distributed pursuant to the terms of this Agreement and the Escrow Agreement.

                                    (b) Non-ESOP Shares. Subject to any
                  adjustment pursuant to Section 1.4, for and in full consideration of this Agreement and the transactions contemplated herein, at the Closing, Purchaser will pay to the Sellers (other than the ESOP) an aggregate amount equal to $2,180,000, payable as follows: (i) the amount of $100,977.35 (the "NON-ESOP ESCROW DEPOSIT," and together with the ESOP Escrow Deposit, the "ESCROW DEPOSIT," as the same may be increased or decreased from time to time pursuant to the terms of the Escrow Agreement) to an account with the Escrow Agent to be held in escrow and distributed pursuant to the terms of this Agreement and the Escrow Agreement; (ii) the amount of $1,039,022.65 (the "NON-ESOP PAYMENT") by wire transfer of immediately available funds in the amounts set forth on
                  Schedule 1.1 (as the same may be revised to reflect any adjustment to the Purchase Price) opposite the name of each Seller (other than the ESOP) to the bank accounts set forth on a notice given by each such Seller to Purchaser no later than three business days prior to the Closing Date; and (iii) the aggregate principal amount of $1,040,000 by delivering to each Seller (other than the ESOP) a promissory note substantially in the form attached hereto as Exhibit 1.3(b) with a principal amount equal to the amount set forth on Schedule 1.1 (as the same may be revised to reflect any adjustment to the Purchase Price) opposite the name of such Seller (collectively, the "NOTES").

         3. Schedule 1.1 of the Agreement is amended and restated in its entirety as set forth in Schedule 1.1 to this Amendment.

         4. Schedule 9.1(h) of the Agreement is amended and restated in its entirety as set forth in Schedule 9.1(h) to this Amendment.

         5. The parties hereto hereby acknowledge and agree that (i) Pountney shall have no further rights or obligations under the Agreement, (ii) the term "Seller" as used in the Agreement shall mean only those Persons listed on
Schedule 1.1 hereto, and (iii) the term "Parties" as used in the Agreement shall not include, and shall be deemed to have never included, Pountney.

         6. Except as specifically provided in this Amendment, there are no amendments, revisions or other modifications to the Agreement. All other terms and conditions of the Agreement are hereby incorporated by reference and shall remain in full force and effect and apply fully to this Amendment.

         7. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original agreement, but all of which will constitute one and the same agreement. Any party hereto may execute and deliver this Amendment by an executed signature page transmitted by a facsimile machine. If a party transmits its signature page by a facsimile machine, such party will promptly thereafter deliver an originally executed signature page to the other parties, provided that any failure to deliver such an originally executed signature page will not affect the validity, legality, or enforceability of this Amendment.

         8. THIS AMENDMENT IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

PURCHASER:          RICHMONT MARKETING SPECIALISTS INC.,
                    a Delaware corporation



                    By:
                       ---------------------------------------
                    Name:
                         -------------------------------------
                    Title:
                          ------------------------------------


COMPANY:            PAUL INMAN ASSOCIATES, INC., a Michigan
                    corporation



                    By:
                       ---------------------------------------
                    Name:
                         -------------------------------------
                    Title:
                          ------------------------------------


SELLERS:            PAUL INMAN ASSOCIATES, INC., EMPLOYEE
                    STOCK OWNERSHIP PLAN & TRUST

                    By:  Comerica Bank, Trustee


                    By:
                       ---------------------------------------
                    Name:
                         -------------------------------------
                    Title:
                          ------------------------------------





                    ------------------------------------------
                    Richard W. Domine




                    ------------------------------------------
                    Kenneth A. Elwert




                    ------------------------------------------
                    Ronald K. Fairchild

                    Philip G. Fischioni Trust



                    By:
                       ---------------------------------------
                       Philip G. Fischioni, Trustee




                    ------------------------------------------
                    Dennis M. Hoppe



                    ------------------------------------------
                    Raymond J. Peuler, Jr.



                    ------------------------------------------
                    Charles W. Pountney



                    ------------------------------------------
                    Joseph C. and Diana L. Rimarcik Trust



                    By:
                       ---------------------------------------
                         Joseph C. Rimarcik, Trustee


                    E. Malcolm York Charitable Remainder Trust
                    UTA dated January 16, 1997



                    By:
                       ---------------------------------------
                         E. Malcolm York, Trustee


                    E. Malcolm York Trust UTA dated July 9, 1975



                    By:
                       ---------------------------------------
                         E. Malcolm York, Trustee

                                  SCHEDULE 1.1

            Ownership of the Shares and Allocation of Purchase Price


                                                                                                  Initial Maximum
        Name and Address                            Certificate       Number     Cash Payment       Shareholder        Principal
         Of Shareholder             Tax I.D.          Numbers        Of Shares    At Closing       Escrow Amount     Amount of Note
         --------------             --------          -------        ---------    ----------       -------------     --------------

Paul Inman Associates, Inc.       38-2135687
Employee Stock Ownership Plan &
Trust
Comerica Bank, Trustee
P.O. Box 75000
Detroit, Michigan 48275-3431
Tracy L. Harden, Trust Officer

   Profit Sharing Plan                            199                   27,190     1,296,528.12        62,971.88              0.00

   Stock Bonus Plan                               202, 209, 226,       145,100     6,918,949.23       336,050.77              0.00
                                                  227, 228, 229

Richard W. Domine                 ###-##-####     185, 203, 211,         3,400        77,125.62         7,874.38         85,000.00
2400 Rockhill Dr. NE                              221, 230
Grand Rapids, MI 49505

Kenneth A. Elwert                 ###-##-####     200                    2,000        45,368.01         4,631.99         50,000.00
7087 Lindenmere
Bloomfield Hills, MI 48301

Ronald K. Fairchild               ###-##-####     186, 204, 212,         8,900       201,887.65        20,612.35        222,500.00
39635 Muirfield Lane                              222, 231
Northville, MI 48167

Philip G. Fischioni Trust         ###-##-####     237, 238              11,680       264,949.19        27,050.81        292,000.00
Philip G. Fischioni, Trustee
28825 Salem
Farmington Hills, MI 48334

Dennis M. Hoppe                   ###-##-####     189, 206, 215,         4,720       107,068.51        10,931.49        118,000.00
6356 Trailridge Court                             224, 232, 240
Loveland, OH 45140-8156

Raymond J. Peuler, Jr.            ###-##-####     249, 256 Option          800        95,368.01         4,631.99              0.00
7349 Old Lantern Dr. SE                                                  1,200
Caledonia, MI 49316

Joseph C. and Diana L.            ###-##-####     235                    2,000        45,368.01         4,631.99         50,000.00
Rimarcik, Trust
Joseph C. Rimarcik, Trustee
1926 Grayslake Drive
Rochester Hills, MI 48306

E. Malcolm York, Trustee          38-3329781      254                    3,300       157,357.22         7,642.78              0.00
E. Malcolm York Charitable
Remainder Trust UTA dated
1/16/97
35018 Old Timber Road
Farmington Hills, MI 48331-1437

E. Malcolm York, Trustee          38-6335222      254                    2,200        44,530.43        12,969.57        222,500.00
E. Malcolm York Trust                             255                    3,400
UTA dated July 9, 1975
35018 Old Timber Road
Farmington Hills, MI 48331-1437
                                                                       -------    -------------      -----------      -------------





                           TOTAL                                       215,890    $9,254,500.00      $500,000.00      $1,040,000.00
                                                                       =======    =============      ===========      =============

                                 SCHEDULE 9.1(h)

                              Employment Agreements



Ronald K. Fairchild
Richard Scott Hatfield
Robert Weber
Jere D. Roudebush
Dennis M. Hoppe
Phillip G. Fischioni
Raymond J. Peuler, Jr.

                  SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (this "AMENDMENT") is dated as of August 18, 1999, by and among Marketing Specialists Corporation, a Delaware corporation (formerly known as Merkert American Corporation, a Delaware corporation) (the "PURCHASER"), successor-in-interest by way of merger to Richmont Marketing Specialists Inc., a Delaware corporation ("RMSI"), Paul Inman Associates, Inc., a Michigan corporation (the "COMPANY"), and the other Persons listed on the signature pages attached hereto (collectively, the "SHAREHOLDERS").

                             PRELIMINARY STATEMENTS

         A. Pursuant to that certain Stock Purchase Agreement dated as of May 14, 1999 by and among RMSI, the Company and the Shareholders, as amended by the First Amendment thereto dated as of August 13, 1999 (as so amended, the "AGREEMENT"), RMSI agreed to purchase from the Shareholders, and the Shareholders agreed to sell to the Purchaser, all of the issued and outstanding capital stock of the Company, subject to the terms and conditions of the Agreement. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

         B. The parties hereto desire to amend the Agreement as set forth in this Amendment.

         NOW, THEREFORE, based on the foregoing, in consideration of the mutual promises contained herein and in the Agreement (as amended hereby), and subject to the terms and conditions set forth herein and in the Agreement (as amended hereby), the parties hereto agree as follows:

                             STATEMENT OF AGREEMENT

         1. Any and all references in the Agreement to Richmont Marketing Specialists Inc. or the "Purchaser" shall be deemed henceforth to refer to Marketing Specialists Corporation, a Delaware corporation.

         2. Section 1.2 of the Agreement is hereby amended and restated in its entirety as follows:

                  Section 1.2 Purchase Price. The total consideration for the Shares will be the sum of $10,794,500 (the "PURCHASE PRICE").

         3. Section 1.3 of the Agreement is hereby amended and restated in its entirety as follows:

                  Section 1.3 Payment of Purchase Price.

                                    (a) ESOP Shares. For and in full
                  consideration of this Agreement and the transactions contemplated herein, at the Closing,

                  Purchaser will pay to the ESOP an aggregate amount equal to $8,614,500, payable as follows: (i) the amount of $8,215,477.35 (the "ESOP PAYMENT") by wire transfer of immediately available funds to the bank account set forth on a notice given by the ESOP to Purchaser no later than three days prior to the Closing Date; and (ii) the amount of $399,022.65 (the "ESOP ESCROW DEPOSIT") to an account with the Escrow Agent to be held in escrow and distributed pursuant to the terms of this Agreement and the Escrow Agreement.

                                    (b) Non-ESOP Shares. For and in full
                  consideration of this Agreement and the transactions contemplated herein, at the Closing, Purchaser will pay to the Sellers (other than the ESOP) an aggregate amount equal to $2,180,000, payable as follows: (i) the amount of $100,977.35 (the "NON-ESOP ESCROW DEPOSIT," and together with the ESOP Escrow Deposit, the "ESCROW DEPOSIT," as the same may be increased or decreased from time to time pursuant to the terms of the Escrow Agreement) to an account with the Escrow Agent to be held in escrow and distributed pursuant to the terms of this Agreement and the Escrow Agreement; (ii) the amount of $1,039,022.65 (the "NON-ESOP PAYMENT") by wire transfer of immediately available funds in the amounts set forth on
                  Schedule 1.1 opposite the name of each Seller (other than the ESOP) to the bank accounts set forth on a notice given by each such Seller to Purchaser no later than three business days prior to the Closing Date; and (iii) the aggregate principal amount of $1,040,000 by delivering to each Seller (other than the ESOP) a promissory note substantially in the form attached hereto as Exhibit 1.3(b) with a principal amount equal to the amount set forth on Schedule 1.1 opposite the name of such Seller (collectively, the "NOTES").

         4. Section 1.4 of the Agreement is hereby deleted in its entirety and any and all references to Section 1.4 in the Agreement are hereby stricken.

         5. Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

                           Section 2.1 The Closing. The consummation of the
                  transactions contemplated by this Agreement (the "CLOSING") will take place either at the offices of Paul Inman Associates, Inc., 30095 Northwestern Highway, Farmington Hills, Michigan 48334, or Miro Weiner & Kramer, 500 North Woodward Avenue, Suite 100, Bloomfield Hills, Michigan 48303 on September 30, 1999 or such other date mutually agreed to by the parties but in any event no later than November 9, 1999; provided that all of the conditions set forth in Article IX, to the extent not waived, are satisfied. The date on which the Closing actually occurs is hereinafter referred to as the "CLOSING DATE."

         6. Section 6.5 is hereby amended by deleting the words "within 179 days of the Signing Date" from the third line thereof and inserting in place thereof the words "on or prior to November 9, 1999."

         7. Section 9.1(c) of the Agreement is hereby amended and restated in its entirety as follows:

                           (c) Absence of Certain Changes. (i) Ronald K.
                  Fairchild shall not have voluntarily terminated (not including by death or disability) his employment with Company; and (ii) the assets and liabilities of Company will not be materially different from those set forth on the Year-End Balance Sheet other than changes from the Year-End Balance Sheet as a result of positive or negative differences in the annualized commissions of Company since the Balance Sheet Date. For purposes of this Section 9.1(c) only, "annualized commissions of Company" shall mean all commissions, bonuses, retail service fees, and outside warehouse commissions of Company based on sales or services to or on behalf principals of Company, regardless of whether such principals were principals of Company on or after the Signing Date.

         8. Section 9.1(h) of the Agreement is hereby amended and restated in its entirety as follows:

                           (h) Employment Agreements. Effective as of the
                  Closing Date, Company shall assign to Purchaser, or an Affiliate of Purchaser, all of Company's rights, title and interest in, to and under its employment agreements (true, correct and current copies of which have been provided to Purchaser) with the individuals set forth on Schedule 9.1(h), as such schedule may be amended prior to the Closing.

         9. Section 10.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

                           (b) by Purchaser if Ronald K. Fairchild voluntarily
                  terminates (not including termination by death or disability) his employment with Company prior to the Closing Date;

         10. Schedule 9.1(h) of the Agreement is hereby renamed "Key Employees."

         11. Exhibit 9.1(h) of the Agreement is hereby deleted in its entirety and any and all references to Exhibit 9.1(h) in the Agreement are hereby stricken.

         12. Except as specifically provided in this Amendment, there are no amendments, revisions or other modifications to the Agreement. All other terms and conditions of the Agreement are hereby incorporated by reference and shall remain in full force and effect and apply fully to this Amendment.

         13. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original agreement, but all of which will constitute one and the same agreement. Any party hereto may execute and deliver this Amendment by an executed signature page transmitted by a facsimile machine. If a party transmits its signature page by a facsimile machine, such party will promptly thereafter deliver an originally executed signature page to the other parties, provided that any failure to deliver such an originally executed signature page will not affect the validity, legality, or enforceability of this Amendment.

         14. THIS AMENDMENT IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

PURCHASER:         MARKETING SPECIALISTS CORPORATION, a
                   Delaware corporation



                   By:
                      --------------------------------------------------
                   Name:
                        ------------------------------------------------
                   Title:
                         -----------------------------------------------


COMPANY:           PAUL INMAN ASSOCIATES, INC., a Michigan
                   corporation



                   By:
                      --------------------------------------------------
                   Name:
                        ------------------------------------------------
                   Title:
                         -----------------------------------------------


SELLERS:           PAUL INMAN ASSOCIATES, INC., EMPLOYEE
                   STOCK OWNERSHIP PLAN & TRUST

                   By:  Comerica Bank, Trustee


                   By:
                      --------------------------------------------------
                   Name:
                        ------------------------------------------------
                   Title:
                         -----------------------------------------------





                   -----------------------------------------------------
                   Richard W. Domine




                   -----------------------------------------------------
                   Kenneth A. Elwert




                   -----------------------------------------------------
                   Ronald K. Fairchild

                   Philip G. Fischioni Trust



                   By:
                      --------------------------------------------------
                        Philip G. Fischioni, Trustee




                   -----------------------------------------------------
                   Dennis M. Hoppe




                   -----------------------------------------------------
                   Raymond J. Peuler, Jr.



                   Joseph C. and Diana L. Rimarcik Trust


                   By:
                      --------------------------------------------------
                        Joseph C. Rimarcik, Trustee


                   E. Malcolm York Charitable Remainder Trust UTA dated January 16, 1997



                   By:
                      --------------------------------------------------
                        E. Malcolm York, Trustee


                   E. Malcolm York Trust UTA dated July 9, 1975



                   By:
                      --------------------------------------------------
                        E. Malcolm York, Trustee